UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement pursuant to Section 14(c)
of the Securities Exchange Act of 1934

SFG FINANCIAL CORPORATION
300 Park Avenue, Suite 1756
New York, NY 10022

NOTICE OF ACTION BY
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

This Information Statement is furnished by the Board of Directors of SFG Financial Corporation, a Delaware corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on *, 2008, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform the Company’s stockholders of certain action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of January 15, 2008. This Information Statement shall be considered the notice required under the Delaware General Corporation Law.

The action taken by the Company’s stockholders will not become effective until at least 20 days after the initial mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By order of the Board of Directors:

/s/ Ronald Balzano
Ronald Balzano

SFG FINANCIAL CORPORATION
300 Park Avenue, Suite 1756
New York, NY 10022

INFORMATION STATEMENT

Introductory Statement

SFG Financial Corporation (the “Company”) is a Delaware corporation with its principal executive offices located at 300 Park Avenue, Suite 1756, New York, New York 10022. This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about action that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the stockholders. The action was taken on January 15, 2008, and will be effective approximately 20 days after the mailing of this Information Statement.

Copies of this Information Statement are being mailed on or before *, 2008 to the holders of record on *, 2008 of the outstanding shares of the Company’s common stock.

General Information

The following actions will be taken pursuant to the written consent of a majority of the holders of the Company’s voting capital stock, dated January 15, 2008, in lieu of a special meeting of the stockholders:

1.To amend the Company’s certificate of incorporation, as amended to:

(a)increase the authorized number of shares of common stock par value $.001 from 100,000,000 shares to 125,000,000 shares; and

(b)authorize the creation of 10,000,000 shares of blank check preferred stock.

2.To amend the Company’s certificate of incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock at the ratio of 7.351808 for 1; and

3.To adopt the Company’s 2008 Incentive Stock Plan.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about *, 2008.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 100,000,000 shares of Common Stock, with a par value of $.001 of which 99,998,860 shares are issued and outstanding. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

The following shareholders (holding the indicated number of shares) voted in favor of the proposals outlined in this Information Statement:

Shareholder	Class of Stock	Number of Shares
Ronald Balzano	Common Stock	10,479,614
Greg Mazzeo	Common Stock	10,263,375
Michael Frey LLC	Common Stock	32,746,533

TOTAL		53,489,522

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table contains information as of January 29, 2008 as to the beneficial ownership of the outstanding shares of the Company’s Common Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of that class; (ii) each person who is a director or officer of the Company; and (iii) the Company’s officers and directors as a group.

The percent of common stock of the Company is based on 99,998,860 shares of common stock of the company outstanding as of January 29, 2008.

As used in the table below, the term "beneficial ownership" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Ralph Balzano	2,202,551 (1)	2.16%
Ronald Balzano	39,542,072 (2)	28.34%
Michael Frey, LLC	123,560,440 (3)	55.27%
Greg Mazzeo	38,726,149 (4)	27.92%
Red River Resources, Inc.	51,226,653 (5)	33.87%
All Officers and Director as a Group (1 person)	2,202,551 (1)	2.16%

                (1) Includes the irrevocable right to receive 2,089,205 shares upon the Company increasing its authorized capital.
                (2) Includes the irrevocable right to receive 29,062,458 shares upon the Company increasing its authorized capital.
                (3) Includes the irrevocable right to receive 90,813,907 shares upon the Company increasing its authorized capital.
                (4) Includes the irrevocable right to receive 28,402,774 shares upon the Company increasing its authorized capital.
                (5) Includes the irrevocable right to receive 38,181,226 shares upon the Company increasing its authorized capital.

PROPOSAL NO. 1
AMENDMENT TO THE ARTICLES OF INCORPORATION

On January 15, 2008, the board of directors of the Company approved an amendment, subject to shareholder approval, to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 125,000,000 and to authorize the creation of 10,000,000  par value of $0.001 share of “blank check” preferred stock. On January 15, 2008, the holders of a majority of the voting capital stock of the Company approved the proposed amendment to the Company’s Certificate of Incorporation. The Company’s Certificate of Incorporation currently authorizes for issuance 100,000,000 shares of Common Stock.

The Company currently has authorized capital stock of 100,000,000 shares and approximately 99,998,860 shares of Common Stock are outstanding as of the Record Date.  The Board  believes that the increase in authorized  common shares  would  provide  the  Company  greater  flexibility  with  respect to the Company's  capital  structure for such purposes as additional  equity financing, and stock based  acquisitions.  The Company anticipates that the "blank check" preferred stock will be designated into classes as deemed appropriate by the Company's Board of Directors in the future.

CREATION OF BLANK CHECK PREFERRED STOCK

The amendment to the Company’s Certificate of Incorporation, as amended, will create 10,000,000 authorized shares of "blank check" preferred stock. The proposed Amendment to the Company’s Certificate of Incorporation, as amended, attached as Exhibit “A" to this information statement contains provisions related to the "blank check” preferred stock.  The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Certificate of Amendment to the Certificate of Incorporation as set forth in Exhibit "A."

The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon issuance.  The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

Subject to the provisions of the Company's Certificate of Amendment to the Certificate of Incorporation and the limitations prescribed by law, the board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any  series  and to  provide  for or  change  the  voting  powers, designations, preferences and relative, participating, optional or other special rights, qualifications,  limitations or restrictions thereof, including dividend rights (including  whether the dividends are cumulative),  dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation  preferences of the shares constituting any series of the preferred  stock,  in  each  case  without  any  further  action  or vote by the stockholders. The board of directors would be required to make any determination to  issue  shares  of  preferred  stock  based  on its  judgment  as to the best interests of the Company and its stockholders.  The amendment to the Certificate of  Incorporation,  as amended,  would give the board of directors  flexibility, without further  stockholder  action, to issue preferred stock on such terms and conditions  as the board of directors  deems to be in the best  interests of the Company and its stockholders.

The amendment   will provide the Company with   increased   financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose.  It is anticipated that such  purposes  may include  exchanging  preferred  stock for Common  Stock and, without  limitation,  may include the  issuance for cash as a means of obtaining capital for use by the Company,  or issuance as part or all of the consideration required to be paid by the  Company  for  acquisitions  of other  businesses  or assets.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company.  Shares of voting or convertible preferred stock could be issued, or rights to purchase  such shares  could be issued,  to render more  difficult  or discourage  an  attempt to obtain  control  of the  Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue  such  additional  shares  of  preferred  stock,  with the  rights  and preferences  it deems  advisable,  could  discourage  an  attempt  by a party to acquire control of the Company by tender offer or other means.  Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause.  Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to stockholders generally.

While the amendment may have anti-takeover ramifications, the board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages.  To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

 INCREASE IN AUTHORIZED COMMON STOCK

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of the Record Date, a total of 99,998,860 shares of the Company’s currently authorized 100,000,000 shares of Common Stock are issued and outstanding.  The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's  stockholders depending upon the exact  nature  and  circumstances  of any actual  issuances  of  authorized  but unissued  shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the  Company so as to dilute  the stock  ownership  or voting  rights of persons seeking to obtain control of the Company,  even if the persons seeking to obtain control  of the  Company  offer an  above-market  premium  that is  favored by a majority of the independent shareholders.  Similarly, the issuance of additional shares to certain  persons allied with the Company's  management  could have the effect of making it more difficult to remove the Company's current management by diluting the stock  ownership or voting rights of persons  seeking to cause such removal.  The Company does not have any other provisions in its certificate of incorporation by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences.  Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences.  The  Board  of  Directors  is  not  aware  of  any  attempt,  or contemplated  attempt,  to acquire control of the Company,  and this proposal is not being  presented  with the  intent  that it be  utilized  as a type of anti-takeover device.

Pursuant to the Agreement and Plan of Merger dated as of March 6, 2007, by and among COESfx Holdings, Inc. (n/k/a XLFX, Inc.), COESfx Acquisition Corp. and SFG Financial Corporation, the Company granted an irrevocable right to the XLFX, Inc.  shareholders to receive an additional 261,876,544 shares of the Company’s common stock.  After the implementation of a contemplated reverse stock split, this number we be reduced to approximately 35,620,700 shares.

PROPOSAL NO. 2

Effect the Reverse Stock Split

On January 15, 2008, the board of directors of the Company approved an amendment, subject to shareholder approval, to the Company’s Certificate of Incorporation to effect a reverse stock split at the ratio of 7.351808 for 1. On January 15, 2008, the majority stockholders of the Company approved the same resolution as the board of directors. The Company currently has authorized capital stock of 100,000,000 shares of which 99,998,860 shares of Common Stock are outstanding as of the Record Date. Pursuant to the reverse stock split, the 99,998,860 shares of Common Stock outstanding (the “Old Shares”) would be automatically converted into approximately 13,601,941 shares of common stock (the “New Shares”).

The reason for the reverse stock split is to increase the per share stock price. The Company believes that if it is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If the Company is successful in generating interest among such entities, it is anticipated that the shares of its common stock would have greater liquidity and a stronger investor base. No assurance can be given, however, that the market price of the New Shares will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. The New Shares issued pursuant to the reverse stock split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of common stock, which may be issued.

The one for 7.351808  reverse stock split is being effectuated by reducing the number of issued and outstanding shares at the ratio of 7.351808  for 1. The authorized number of shares of common stock shall not be impacted by the reverse stock split but will be reduced pursuant to the amendment to decrease the number of authorized shares of common stock. Accordingly, as a result of the reverse stock split, the Company will have approximately 75,000,000 authorized unissued shares, which shares may be issued in connection with acquisitions or subsequent financings. There can be no assurance that the Company will be successful in making any such acquisitions or obtaining any such financings. In addition, the reverse stock split has potentially dilutive effects on each of the shareholders. Each of the shareholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

The reverse stock split will not alter any shareholder's percentage interest in the Company’s equity, except to the extent that the reverse stock split results in any of the Company’s shareholders owning a fractional share. No fractional shares shall be issued. In lieu of issuing fractional shares, the Company will issue to any stockholder who otherwise would have been entitled to receive a fractional share as a result of the reverse stock split an additional full share of its Common Stock. The principal effects of the reverse stock split will be that the number of shares of Common Stock issued and outstanding will be reduced from 99,998,860 to approximately 13,601,941.  The company will have 86,398,059 authorized but unissued shares, which will be available for future issuance.  Assuming the increase in the Company's authorized capital to 125,000,000 shares, the Company will have 111,398,059 available for future issuance.

In addition, commencing with the effective date of the reverse stock split, all outstanding options, warrants and convertible securities entitling the holders thereof to purchase shares of the Company’s common stock will entitle such holders to receive, upon exercise of their options, warrants or convertible securities 1/7.351808 of the number of shares of the Company’s common stock which such holders may purchase upon exercise of their options. In addition, commencing on the effective date of the reverse stock split, the exercise price of all outstanding options, warrants or convertible securities will be increased by a multiple of 7.351808.

Under the Delaware General Corporation Law, the state in which the Company is incorporated, the reverse stock split does not require the Company to provide dissenting shareholders with a right of appraisal and the Company will not provide shareholders with such right.

Certain Federal Income Tax Consequences

The following summary of material U.S. federal income tax consequences of the reverse stock split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as stockholders subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, certain U.S. expatriates, broker-dealers, tax-exempt entities, retirement plans, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of such pass-through entities.

The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively, as well as prospectively. This summary also assumes that the shares of common stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.

Each stockholder is urged to consult with such stockholder’s tax advisor with respect to the particular tax consequences of our reverse stock split.

No gain or loss will be recognized by a stockholder as a result of the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split will be the same as the stockholder’s aggregate tax basis in the shares surrendered as a result of the reverse stock split. The stockholder’s holding period for the shares received in the reverse stock split will include the period during which the stockholder held the shares surrendered as a result of the reverse stock split.

We have not sought any ruling from the Internal Revenue Service or an opinion of counsel with respect to the statements made and the conclusions reached in this summary. Our views regarding the tax consequences of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

PROPOSAL NO. 3

THE 2007 INCENTIVE STOCK PLAN

On January 15, 2008, the majority stockholders approved the 2008 Incentive Stock Plan (the "2008 Incentive Stock Plan") and authorized 5,000,000 shares of Common Stock for issuance of stock awards and stock options thereunder. The following is a summary of principal features of the 2007 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2007 Incentive Plan. The 2007 Incentive Plan is attached as Exhibit "B" to this information statement.

General

The 2008 Incentive Stock Plan has initially reserved 5,000,000 shares of common Stock for issuance. Under the 2008 Incentive Stock Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder. In addition, direct grants of stock or restricted stock may be awarded.

Purpose. The primary purpose of the 2008 Incentive Stock Plan is to attract and retain the best available personnel in order to promote the success of our business and to facilitate the ownership of our stock by employees and others who provide services to us.

Administration. The 2008 Incentive Stock Plan is administered by our Board of Directors, as the Board of Directors may be composed from time to time. Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee of at least two members of the Board of Directors, and delegate to the committee the authority of the Board of Directors to administer the 2008 Incentive Stock Plan. Upon such appointment and delegation, the committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the 2008 Incentive Stock Plan, subject to certain limitations.

Eligibility. Under the 2008 Stock Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2008 Stock Incentive Plan.

Terms of Options. The term of each option granted under the 2008 Incentive Stock Plan shall be contained in a stock option agreement between the optionee and SFG Financial Corporation and such terms shall be determined by the Board of Directors consistent with the provisions of the 2008 Stock Incentive Plan, including the following:

(a)Purchase Price. The purchase price of the common stock subject to each incentive stock option shall not be less than the fair market value (as set forth in the 2008 Incentive Stock Plan), or in the case of the grant of an incentive stock option to a principal stockholder, not less that 110% of fair market value of such common stock at the time such option is granted. The purchase price of the common stock subject to each non-incentive stock option shall be determined at the time such option is granted, but in no case less than 85% of the fair market value of such common stock at the time such option is granted;

(b)Vesting. The dates on which each option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such option is granted. All options or grants which include a vesting schedule will vest in their entirety upon a change of control transaction as described in the 2008 Incentive Stock Plan;

(c)Expiration. The expiration of each option shall be fixed by the Board of Directors, in its discretion, at the time such option is granted; however, unless otherwise determined by the Board of Directors at the time such option is granted, an option shall be exercisable for ten years after the date on which it was granted, or five years for grants to certain executive officers. Each option shall be subject to earlier termination or repurchase as expressly provided in the 2008 Incentive Stock Plan or as determined by the Board of Directors, in its discretion, at the time such option is granted;

(d)Transferability. No option shall be transferable, except by will or the laws of descent and distribution, and any option may be exercised during the lifetime of the optionee only by such optionee. No option granted under the 2008 Incentive Stock Plan shall be subject to execution, attachment or other process;

(e)Option Adjustments. The aggregate number and class of shares as to which options may be granted under the 2008 Incentive Stock Plan, the number and class shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and all such options, shall each be proportionately adjusted for any increase decrease in the number of issued common stock resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend; and

(f)Termination, Modification And Amendment. The 2008 Incentive Stock Plan (but not options previously granted under the plan) shall terminate ten years from the date of its adoption by the Board of Directors, and no option or shares shall be granted after termination of the 2008 Incentive Stock Plan. Subject to certain restrictions, the 2008 Incentive Stock Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the SFG Financial Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

FEDERAL INCOME TAX ASPECTS OF THE 2008 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2008 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2008 STOCK INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2008 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2008 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2008 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2008 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Discussion of our Business

Corporate Overview

On March 6, 2007, SFG Financial Corporation (“SFG”) entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”), pursuant to which COESfx Acquisition Corp., a wholly-owned subsidiary of SFG (“Acquisition”) merged (the “Merger”) with and into XLFX, Inc. (formerly COESfx Holdings, Inc.) (“XLFX”). Pursuant to the Merger Agreement, on July 18, 2007, Acquisition was merged into XLFX, which then became a wholly-owned subsidiary of SFG.  In connection with the Merger, SFG issued an aggregate of 94,686,144 shares of common stock to the former XLFX stockholders and also granted an irrevocable right for the XLFX shareholders to receive an additional 261,876,544 shares of SFG common stock, which shares will be issued if and when SFG increases its authorized shares of common stock

From and after the Merger, the business of SFG is conducted through XLFX.

Summary

XLFX was organized in 2005 and is the parent corporation of COESfx, Inc. ("COESfx"). COESfx, Inc. was founded in 2002 to develop and provide the foreign exchange industry with a completely integrated, real time, electronic currency trading platform (the “ECN Platform”). The ECN Platform is designed to allow all foreign exchange Participants, big or small, access to a central market capable of providing a liquid trading market where foreign currency order flow is executed and settled anonymously at the best bid/ask prices available. XLFX launched its current ECN Platform in April 2004 after more than two years of development. In 2006, XLFX began the development of a new ECN Platform which is scheduled to launch in the in the first quarter of 2008.

The Foreign Exchange Market

XLFX believes that historically the foreign exchange market has operated in an inefficient manner.  Prior to the introduction of on-line foreign exchange trading platforms, the foreign exchange market operated as a non-centralized, inter-bank marketplace where the top Tier 1 Banks (effectively the primary dealers) made their prices available either directly to their customers or through intermediary trading desks and platforms to all other market participants (price takers). As such, there was:

●	No physical location or central exchange open to all participants; and

●	No central, automated, real time, 24 hour market-priced trade execution platform available in the market.

Until on-line trading platforms were introduced to the foreign exchange market, the only way non-top Tier market makers and traders could access the market to transact business was either: (i) directly with the top Tier 1 banks; (ii) through broker trading desks on a “price request basis” or (iii) intermediary electronic trading platforms where the price quoted was the bid/ask price of the broker or bank-sponsor which marked up or down (i.e., spreading) the pricing it received from Tier 1 banks.

The COESfx ECN Platform is designed to give every market participant, large or small, an opportunity to offer their own prices to the world foreign exchange market and affords all participants equal, real time, non-discriminatory access to the prices of others through real time streaming prices (“STP”).

Existing Platform

The COESfx ECN Platform is designed to allow banks, institutional trading firms, hedge funds, brokerage firms and retail day traders (the “Platform Customers”) to anonymously place and execute their orders in a multitude of foreign currency cross trading markets at the “best bid/best asked” posted on the system.

Prices on the ECN Platform can be generated from two sources:

●
Liquidity Providers:  Our ECN Platform is designed to obtain liquidity from several foreign exchange market dealers and global banks who stream their foreign exchange bid/ask market pricing, updated as frequently as 5 times per second. The bid/ask prices supplied by the liquidity providers are dealable, which means that any trader using the system can execute its order to buy or sell against such posted bid/ask price in the volume that such bid/ask price is indicated. Competitive platforms often provide, especially in fast moving markets, request for quote pricing rather than the fully executable prices offered by XLFX. Because these Liquidity Provider quotes are refreshed at least 5 times per second, the ECN Platform maintains the ability to handle customer order flow at all times in contrast to the request for quote platforms.

●
Platform Customers:  Unlike the majority of  other intermediary foreign exchange trading platforms, the COESfx business model allows Platform Customers to anonymously display their bid/ask prices on the system. In this way, all Futures Commission Merchants (FCM’s), introducing brokers, hedge fund managers, institutional traders and retail day traders who participate on the COESfx Platform can have their bid/ask prices anonymously posted on the ECN Platform.

The system architecture is designed to allow these two levels of ECN Platform participants to execute trades anonymously on the system among themselves. In addition, COESfx ECN Platform Customers are permitted to access the ECN Platform and, without posting bid/ask quotes, view all anonymously posted quotes and buy or sell at the best bid/best ask quoted by those posting quotes on the ECN Platform.

Revenue Sources

The COESfx ECN Platform is designed to function solely as an unbiased foreign exchange trade execution intermediary.  As such, the bid/ask price displayed on the ECN Platform at any time for any currency pair quoted reflects no input or modification from COESfx.

COESfx will not generate revenue from trading profit, but, rather, from trade volume-based fees received as a result of trades executed on the ECN Platform.  The Company’s Revenue Model is predicated on providing Platform Customers with the “best all-in” cost per trade.  We believe that this provides a more cost effective model for the Platform Customers, particularly during times of fast moving markets when the trading desk spreads can be more than $.0002.

In addition to the volume-based transaction fee paid by Platform Customers with respect to each trade executed on the ECN Platform, COESfx may also receive: (i) licensing fees for the white labeling of its Platform and (ii) various fees from FCM’s including rebates, margin interest and swaps.

Clearing Operations

In 2006, XLFX discontinued its clearing operations, which were formerly performed by the Company’s wholly owned subsidiaries SPOT FX Corp. (“Spot”) and COES Clearing, Inc. (“COESfx Clearing”). SPOT and COESfx Clearing withdrew their memberships with the National Futures Association (“NFA”) and as a result thereof the Company no longer functions as a futures commission merchant (“FCM”) or clearing firm. In order for XLFX to generate revenues on the ECN Platform, XLFX will be required to enter into at least one agreement with a NFA registered FCM and/or foreign based clearing firm (collectively “Clearing Firms”). The Company is in discussions with such entities and believes that by the date of the targeted launch of the Company’s new ECN Platform in the third quarter of 2007, such agreement(s) will be in place. The Clearing Firms will perform the following services:

●	Clearing of all Platform trades
●	Collecting, maintaining and reconciling margin balances
●	Reporting trade data
●	Back office compliance and regulatory record keeping
●	Maintaining all Customer account records
●	Regulatory compliance functions

Competition

A number of companies currently offer on-line foreign exchange trading, however, we believe that other than one new entry, we are the only electronic foreign exchange trading platform using its technology to provide customers with a central foreign exchange best bid/best ask function, without mark-ups or mark-downs.  Major on-line foreign exchange trading competitors include, among others:  Gain Capital, Hotspotfx, Forex Capital Markets, eforeign exchange, Oanda, Global Forex Trading, Fx Solutions and Lava Trading.  Many of these companies have been in the market for a number of years and represent established currency exchange forums.

We believe that there is limited competition in the STP ECN marketplace. COESfx’s new ECN Platform will allow for a tighter bid/ask spread than other major competing electronic trading platforms because of its STP pricing.  Foreign exchange market participants (other than Tier 1 dealers) either trade in what we believe to be an antiquated fashion (without an electronic platform) or trade through intermediary trading platforms. Those that trade through these intermediary’s are trading with platforms that mark up or mark down its pricing, spread its fees and/or have a trading desk. Thus, we believe that the best price feature of our STP ECN Platform will be preferred.  We also believe that over the past five years we have developed proprietary technology which provides a superior Platform with superior execution.

Intellectual Property

XLFX does not have any patents or copyrights with respect to its intellectual property and relies strictly on confidentiality and other agreements to protect such rights as well as common law principles.

Government Regulation

In the United States and most countries in which XLFX will conduct its significant operations including technology there is limited direct regulation of the currency markets other than pursuant to laws applicable to businesses generally. XLFX of course may be subject to regulatory requirements which may be adopted in the future.

Employees

We currently two full time salaried employee, one part-time employee and several consultants.

Description of Property
Our principal executive offices are located at 300 Park Avenue, 17th Floor, New York, New York, 10022. The lease terminates on February 29, 2008 and requires a monthly payment of $6,313.00.

Legal Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, we are not currently aware of any such legal proceedings or claims that we believe will have, individually or in the aggregate, a material adverse affect on our proposed future business, financial condition or operating results. In connection with the termination of our clearing operations, its wholly owned subsidiaries COESfx Clearing and Spot were parties to administrative actions commenced by the NFA. Both COESfx Clearing and Spot voluntarily withdrew its membership from the NFA. Since its formation and prior to withdrawal there were two actions against COESfx Clearing one commenced by the NFA which resulted in a fine of $20,000 fine and the second commenced by the CFTC which COESfx Clearing settled without admitting any wrongdoing and reimbursed $250,000 to former clients of an independent introducing broker who allegedly defrauded these customers. There was an action also against SPOT which was settled by its voluntarily withdrawal from its NFA membership.

MANAGEMENT
Executive Officers and Directors

Below are the names and certain information regarding the Company’s executive officers and directors:

Name	Age	Position
Ralph Balzano	70	Action Chief Executive Officer and Director

Officers are elected annually by the Board of Directors (subject to the terms of any employment agreement), at its annual meeting, to hold such office until an officer’s successor has been duly appointed and qualified, unless an officer dies, resigns or is removed by the Board.

Background of Executive Officers and Directors

Ralph Balzano, age 70, was Commissioner of Information Technology and Telecommunications for the City of New York from 1993 to 1999.  Mr. Balzano was chief information officer, South Manhattan Network of the New York City Health & Hospital Corporation from 1999 to 2001.  Previously he was CEO of LCS Associates, an information technology and telecommunications company. Mr. Balzano is the recipient of a number of awards including the 1997 Ellis Island Medal of Honor for Public Service and the 1997 Bronze Medal for Technology from the Smithsonian Institute Awards Program.

Code of Business Conduct and Ethics

The board of directors of SFG has adopted a code of business conduct and ethics that applies to all directors, officers and employees.  We will also provide a copy of its code of business conduct and ethics to any person without charge upon request made in writing to the Company.

EXECUTIVE COMPENSATION

Executive Compensation

Summary Compensation Table

The following table sets forth all compensation paid in respect of our Chief Executive Officer and those individuals who received compensation in excess of $100,000 per year (collectively, the "Named Executive Officers") for our last two completed fiscal years.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan	Non-qualified Deferred Compensation Earnings	All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)

Bruce Stephens	2005							NA
Former CEO	2006							NA

Michael Frey	2005	$157,000	$100,000	nil	nil	nil	nil	nil	$257,000
Former CEO	2006	$138,750	nil	$3,200	nil	nil	nil	nil	$141,950

Ronald Balzano	2005	$122,000	$25,000	nil	nil	nil	nil	nil	$147,000
Former President	2006	$127,500	nil	$3,200	nil	nil	nil	nil	$130,700

Michael Weiner	2005	$157,000	$25,000	nil	nil	nil	nil	nil	$182,000
Former VP	2006	$138,750	nil	nil	nil	nil	nil	nil	$138,750

OUTSTANDING EQUITY AWARDS

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
NA

Stock Option Plans

No stock options were granted to the executive officers during the fiscal year ended December 31, 2006 or 2005. No stock options were exercised during the fiscal year ended June 30, 2006.

Compensation of Directors

Our directors receive no compensation for their service on the board of directors.

RISK FACTORS

If Any Of The Risks Described Below Materialize, Our Business Could Be Adversely Affected.

BUSINESS AND COMPANY RISKS

Absence of Revenues; Uncertainty of Future Revenues and Profitability

XLFX is presently in the development stage. While our operating subsidiaries, COESfx Clearing and SPOT generated revenues from operations in 2004, 2005 and 2006, the Company presently generates almost no revenues whatsoever. In 2006 XLFX decided to close its clearing operations (formerly conducted through COESfx Clearing and SPOT) and to concentrate its available capital on the redevelopment of the ECN Platform. There can be no assurance that the new ECN Platform will be fully developed and if developed, commercially viable. Moreover there can be no assurance that the newly designed platform will result in the generation of any meaningful revenues for the Company yet alone profits. Accordingly, future operating results will depend on many factors; including our ability to complete the new ECN Platform, successfully introduce such Platform into the marketplace and implement its business plan as outlined in this Information Statement.  In the event that we fail to successfully complete and introduce its new ECN Platform, we may be forced to raise additional capital and, failing that, it could be forced to suspend operations and unwind its business. Due to our limited operating history, it is difficult or impossible for us to predict future results of operations. Moreover, due to the limited operating history, any evaluation of the business and prospects must be made in light of the risks and uncertainties frequently encountered by companies in new and rapidly evolving markets.

We are dependent on securing the services of a clearing firm

In order for XLFX to generate revenues, trades must occur on our ECN Platform. In for trading to commence on the ECN Platform the Company must enter into an agreement with an entity to provide clearing services to XLFX (“Clearing Firm”). The Clearing Firm must be an FCM that is a member of the NFA or a foreign based clearing firm. The Company requires a Clearing Firm to perform the following services: (i) Clearing of all Platform trades; (ii) Collecting, maintaining and reconciling margin balances; (iii) Reporting trade data; (iv) Back office compliance and regulatory record keeping; (v) Maintaining all Customer account records and (vi) Regulatory compliance functions. In the event that the Company does not enter into an agreement with a Clearing Firm (or in the event fails to maintain such agreement after it is entered into), XLFX will not be able to generate revenues and will not be able to remain in business. Moreover there can be no assurance that even if an agreement is reached with a Clearing Firm, that such agreement will be on terms sufficient to allow XLFX to generate profits.

We are dependent on our Clearing Firm establishing Liquidity Provider sponsorship and credit facilities

In the event that our Clearing firm were to fail to establish and/or maintain adequate liquidity providers for the provision of price quotes for our ECN Platform, the ECN Platform would not operate efficiently and would be unattractive to customers. Moreover the Company will be dependent on the ability of its Clearing Firm to provide prime brokerage and credit facilities to Platform customers on terms competitive to other foreign exchange platforms. The Clearing Firm’s inability to establish and maintain such relationships and/or in its inability to provide customers with adequate credit facilities would adversely effect the Company’s ability to generate revenues sufficient to cover its cost of operation and/or generate profits.

Dependence on Clearing Firm’s Computer and Network systems

The computer and network systems of our Clearing Firm and its liquidity providers must continually interface with the ECN Platform so that a constant flow of price, order and other data information is successfully transmitted and received.. Material problems in transmitting, receiving, storing and/or accessing such price and data information will result in a substantial negative effect on the Platform. The Company intends to negotiate with multiple Clearing Firms in order to limit the effect that problems with any single source would have on the Platform. There can be no assurance that such negotiations will be successful. The failure to establish multiple Clearing Firm relationships could have a material adverse effect on the Company’s business, financial condition and operating results.  As the marketplace in which the Company operates changes and as competition intensifies in the online currency trading market, it may become more difficult or expensive to secure and maintain relationships with Clearing Firms and liquidity providers.

Need for additional capital

The Company will require approximately $1,800,000 of additional capital to complete development of the new ECN Platform.  The Company does not have any commitments for this capital.  In addition, the Company believes that such proceeds will be sufficient to complete the development and initial launch of the new ECN Platform. However there can be no assurance that the Company will not require additional capital in order to fund its operations and meet expenditures need to successfully market and support the new ECN Platform.

Our Business is highly price competitive

The foreign exchange business is very competitive and, as a result, generating and customers is very dependent on the price and quality of the Company’s service. Unless the Company is able to attract significant customers to its new ECN Platform while at the same time, generating adequate volume-based revenue, it will fail to generate the operating gross margin it requires to cover its overheads.

Many of our competitors are bigger and better capitalized

Many of the companies competing with XLFX are bigger and better capitalized, which gives them an opportunity to compete on the basis of price more effectively and potentially to the detriment of XLFX.

Our business is subject to technological change

While the Company believes that its new ECN Platform will be technologically competitive, the risk exists that a competitor will develop a less costly, equal or better electronic trading platform that would obsolete the Company’s product.

The business is subject to limited barriers to entry

The Company is subject to the risk that competitors will develop electronic trading platforms comparable to the Company’s new ECN Platform and employ such competing electronic trading platforms in a central foreign exchange function similar that is currently available from the Company. In such an event, the Company could be subject to material price competition, with the result that the Company may substantially fail to achieve its revenue objectives and, in the worst case scenario, the Company could fail.

If the Company fails to maintain a low operating overhead, it will not be profitable

The Company’s business model is based on the assumption that it will be able to operate its business with an operating overhead that is low relative the level of revenues that it projects. For any number of reasons this assumption may prove incorrect and the Company could be far less profitable than it currently projects. In such an event, the Company may substantially fail to achieve its earnings objectives.

Service Disruptions

The success of the Company’s business will depend on the security and stability of the ECN Platform and, in part, on the security and stability of the network infrastructures of its Clearing Firm and other third-party providers, over which the Company will have no control. Information provided by the Company’s Clearing Firm and their respective price and data providers could be disrupted for numerous reasons including, but not limited to, system breakdowns, system overloads, compatibility issues and a variety of other unforeseen computer malfunctions. The potential also exists that Company’s systems may not be able to meet the demand of customers trading on the ECN Platform. Moreover, despite the implementation of security measures, the infrastructure and the infrastructures of the Company’s Clearing Firm and other providers are vulnerable to computer viruses or similar disruptive problems. Computer viruses or problems caused by third parties, such as the sending of excessive volumes of unsolicited bulk e-mail or "spam," could lead to interruptions, delays, or cessation in service to  customers. Third parties could also potentially jeopardize the security of confidential information stored in the Company’s computer systems or its customers' computer systems by their inappropriate use of the Internet, which could cause losses to Platform customers or the Company or deter persons from trading on the ECN Platform. Inappropriate use of the Internet includes attempting to gain unauthorized access to information or systems, commonly known as "cracking" or "hacking." Although the Company intends to continue to implement security measures to prevent this, "hackers" have circumvented security measures in the past, and others may be able to circumvent our security measures or the security measures of our third-party network providers in the future.

To alleviate problems caused by system breakdowns and malfunctions, computer viruses or other inappropriate uses or security breaches, the Company may have to interrupt, delay, or cease service to Platform customers, which could have a material adverse effect on business, financial condition, and results of operations. Any network malfunction or security breach could cause transactions to be delayed, not completed at all, or completed with compromised security. Platform customers or others may assert claims of liability against the Company as a result of any failure by the Company or its Clearing Firm to prevent these network malfunctions and security breaches. Until more comprehensive security technologies are developed, the security and privacy concerns of existing and potential customers may inhibit the growth of trading on the Platform.

Government Regulation; Legal Uncertainties

In the United States and most countries in which the Company will conduct its major operations there is limited direct regulation of the currency markets other than pursuant to laws applicable to businesses generally. Adverse changes in the legal or regulatory environment relating to the currency markets in the United States, Europe, Japan or elsewhere could have a material adverse effect on the Company’s business, financial condition and operating results. A number of legislative and regulatory proposals from various international bodies and foreign and domestic governments in the areas of currency trading are now under consideration. The Company is unable at this time to predict which, if any, of such proposals may be adopted and, if adopted, whether such proposals would have an adverse effect on its business, financial condition and operating results.

Moreover, the manner in which existing domestic and foreign laws will or may be applied to currency transactions is uncertain, as is the effect on the Company’s business given different possible applications. Similarly, the Company is unable to predict the effect on the Company from the potential future application of various domestic and foreign laws governing currency transactions.  The Company will rely on Internet services, in part, through data transmissions over public telephone lines. These transmissions are governed by regulatory policies establishing charges and terms for wire line communications.

Certain aspects of the foreign exchange industry are currently subject to direct regulation by the NFA and the Commodity Futures Trading Commission (the “CFTC”). The Company’s Clearing Firms will be subject to these regulations in the event that they are present in the United States. The failure by any of the Company’s future Clearing Firms’ to meet such regulations may have an adverse effect on the Company’s ability to operate its ECN Platform. Future regulation by the Securities and Exchange Commissions (the “SEC”) the National Association of Securities Dealers (the “NASD”) the Treasury Department or another regulatory agency may occur (See “Risk Factor- NFA Action Against the Company”). The NFA and CFTC continually adopt new regulations and requirements which have material effects on the manor in which the Company operates. Recently the CFTC and the NFA increased the net capital requirements needed for the Company’s clearing firms to engage in business as an FCM. The new capital rules effective as of July 31, 2006 require each of the Company’s clearing firms to maintain minimum net capital of $1,000,000. These requirements may make it more difficult for the Company to obtain relationships with Clearing Firms. Additional legislation could dampen the growth in currency trading and decrease its acceptance as a commercial trading platform.  If enacted, any such laws, rules or regulations could limit the market for the Platform.

Potential Uninsured Losses

The Company intends to secure comprehensive insurance, including general liability, fire and extended coverage, which the Company considers adequate. However, there are certain types of losses that may be uninsurable or not economically insurable. If such a loss should occur, the Company would, to the extent that it is not covered for such loss by insurance, suffer a loss of the capital invested in, as well as anticipated profits and/or cash flow from, such damaged or destroyed properties. Punitive damage awards are generally not covered by insurance; thus, any awards of punitive damages as to which the Company may be liable could adversely affect its ability to continue to conduct business, to expand operations or to acquire additional subsidiaries. There is no assurance that any insurance coverage maintained by the Company will be adequate, that the Company can continue to obtain and maintain such insurance at all or that the premium costs will not rise to an extent that they adversely affect its ability to economically obtain or maintain such insurance.

We will need to obtain additional financing in order to continue operations, which financing might not be available or which, if it is available, may be on terms that are not favorable to us.

Our ability to develop our business will require substantial additional financial resources. We may have insufficient working capital to fund its cash needs unless we are able to raise additional capital in the future. If we raise additional funds by issuing equity securities, substantial dilution to our stockholders may result. We may not be able to obtain additional financing on acceptable terms, or at all. Any failure to obtain an adequate and timely amount of additional capital on commercially reasonable terms will have a material adverse effect on our business and financial condition.

Our common stock is quoted on the Pink Sheets. As a result, our common stock is subject to trading restrictions as a “penny stock,” which could adversely affect the liquidity and price of such stock.

Because our common stock is not listed on any national securities exchange, its shares are subject to the regulations regarding trading in “penny stocks,” which are those securities trading for less than $5.00 per share. The following is a list of the general restrictions on the sale of penny stocks:

●
Prior to the sale of penny stock by a broker-dealer to a new purchaser, the broker-dealer must determine whether the purchaser is suitable to invest in penny stocks. To make that determination, a broker-dealer must obtain, from a prospective investor, information regarding the purchaser's financial condition and investment experience and objectives. Subsequently, the broker-dealer must deliver to the purchaser a written statement setting forth the basis of the suitability finding and obtain the purchaser’s signature on such statement.

●
A broker-dealer must obtain from the purchaser an agreement to purchase the securities. This agreement must be obtained for every purchase until the purchaser becomes an “established customer.” A broker-dealer may not effect a purchase of a penny stock less than two business days after a broker-dealer sends such agreement to the purchaser.

●
The Exchange Act requires that prior to effecting any transaction in any penny stock, a broker-dealer must provide the purchaser with a “risk disclosure document” that contains, among other things, a description of the penny stock market and how it functions and the risks associated with such investment. These disclosure rules are applicable to both purchases and sales by investors.

●	A dealer that sells penny stock must send to the purchaser, within ten days after the end of each calendar month, a written account statement including prescribed information relating to the security.

These requirements can severely limit the liquidity of securities in the secondary market because few brokers or dealers are likely to be willing to undertake these compliance activities. Because our common stock is subject to the rules and restrictions regarding penny stock transactions, an investor’s ability to sell to a third party and our ability to raise additional capital may be limited.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This discussion of our financial condition and results of operations contains certain statements that are not strictly historical and are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a high degree of risk and uncertainty. Actual results may differ materially from those projected in the forward-looking statements due to other risks and uncertainties that exist in our operations, development efforts and business environment, the other risks and uncertainties described in the section entitled “Risk Factors” in this Form 8-K  and the other risks and uncertainties described elsewhere in this joint proxy statement/prospectus. All forward-looking statements herein are based on information available to us as of the date hereof, and we assume no obligation to update any such forward-looking statement.

Recent Events

As discussed previously, XLFX has completed the Merger with SFG, whereby XLFX merged with a wholly-owned subsidiary of SFG and was the surviving corporation and a subsidiary of SFG post-merger.

FORWARD-LOOKING STATEMENTS

The information in this annual report contains forward-looking statements. All statements other than statements of historical fact made in this report are forward looking. In particular, the statements herein regarding industry prospects and future results of operations or financial position are forward-looking statements. Forward-looking statements reflect management's current expectations and are inherently uncertain. Our actual results may differ significantly from management's expectations.

The following discussion and analysis should be read in conjunction with the financial statements of SFG Financial Corporation included herewith. This discussion should not be construed to imply that the results discussed herein will necessarily continue into the future, or that any conclusion reached herein will necessarily be indicative of actual operating results in the future. Such discussion represents only the best present assessment of our management.

SFG FINANCIAL

Plan of Operation

As of fiscal year ended January 31, 2007, we were focused upon continuing our Company as a viable entity and looking for merger and acquisition candidates. Our current plan, is focused on corporate governance considerations in completing the process of updating filings with both the SEC and the State of Delaware, and related efforts.  Management believes that our efforts to find an operating company with which a merger, acquisition or other form of business combination can be successfully completed will be significantly enhanced if we maintain a status as a fully compliant public company

Plan of Operation and Merger Summary

      We consummated an Agreement and Plan of Merger pursuant to which a wholly owned subsidiary of SFG Financial Corporation acquired XLFX Inc. which is the operator of a proprietary electronic system utilized for foreign currency trading. XLFX Inc. was founded in 2002 to develop and provide the foreign exchange industry with a completely integrated, real time, electronic currency trading platform (the “ECN Platform”). The ECN Platform is designed to allow all foreign exchange participants, big or small, access to a central market capable of providing a liquid trading market where foreign currency order flow is executed and settled anonymously at the best bid/ask prices available. XLFX launched its current ECN Platform in April 2004 after more than two years of development, but curtailed activity on this platform. In 2006, XLFX began the development of a new ECN Platform which is scheduled to launch in the in the first quarter of 2008.

      We believe that the company will require a minimum of $1,000,000 in capital to successfully operate the new business.

      We currently do not have any arrangements to obtain financing. In view of our limited operating history, our ability to obtain funding is limited. Financing may only be available, if at all, upon terms which may not be commercially advantageous to us.

Three Month Period Ended October 31, 2007

Results of operations for the three month ended October 31, 2007 are as follows:

For the three months ended October 31,	2007	% of Revenues

Revenues	$0	NM

Operating expenses:
Selling, general and administrative expenses	412,161	NM
Depreciation and amortization	74,515	NM

	486,676	NM

Net (Loss)	$(486,676)	NM

NM - Not meaningful

Revenues for the three months ended October 31, 2007 were $0 due to the curtailment of activity on the ECN Platform.

Operating expenses were $486,676 for the period.

Selling, general and administrative expenses were $412,161 for the period. These expenses were primarily composed of payroll, rent and utilities

Depreciation and amortization was $74,515 for the period. These expenses related primarily to the ECN Platform.

Nine Month Period Ended October 31, 2007

Results of operations for the nine months ended October 31, 2007 are as follows:

For the nine months ended October 31,	2007	% of Revenues

Revenues	$0	NM

Operating expenses:
Selling, general and administrative expenses	1,125,492	NM
Depreciation and amortization	258,673	NM

	1,384,165	NM

Net (Loss)	$(1,384,165)	NM

NM - Not meaningful

Revenues for the nine months ended October 31, 2007 were $0 due to the curtailment of activity on the ECN Platform.

Operating expenses were $1,384,165 for the period.

Selling, general and administrative expenses were $1,125,492 for the period. These expenses were primarily composed of payroll, rent and utilities

Depreciation and amortization was $258,673 for the period. These expenses related primarily to the ECN Platform.

Liquidity and Capital Resources

Our cash, working capital and stockholders' equity position is disclosed below:

Cash	$12,421
Working Capital Deficit	$803,986
Stockholders’ Equity	$37,191

The Company had cash as of October 31, 2007 of $12,421, a decrease of $26,654 from January 31, 2007. Based on our current cash balance and additional infusions of cash after the balance sheet date, management believes that we can satisfy our cash requirements through December 31, 2007.

Further, based upon our current cash reserves and forecasted operations, we believe that we will need to obtain at least $1,000,000 in funding to implement our plan of operation over the next twelve months. Our need for capital to finance our business operations and growth will be greater should, among other things, revenue or expense estimates prove to be incorrect. If we fail to arrange for sufficient capital in the future, we may be required to reduce the scope of our business activities. In addition, we may not be able to obtain additional financing in sufficient amounts or on acceptable terms when needed, which could adversely affect our operating results and prospects. Debt financing must be repaid regardless of whether or not we generate profits or cash flows from our business activities. Equity financing may result in dilution to existing shareholders and may involve securities that have rights, preferences, or privileges that are senior to our common stock.

The decrease in cash was due to:

Net cash (used by) operations	$(890,916)

Cash flow from investing activities:
Purchase of fixed assets	(28,000)
Liabilities acquired (reverse merger transaction)	(57,741)
Cash used in investing activities	(85,741)

Cash flow from financing activities:
Proceeds from sale of preferred and common stock	950,003
Cash flow provided by financing activities	950,003

Net decrease in cash	$(26,654)

Net cash of $890,916 used in operating activities was primarily due to a net loss of $1,384,165, offset primarily by depreciation and amortization of $258,673.

Net cash of $85,741 used in investing activities was primarily due to an increase of liabilities acquired in connection with the acquisition.

Net cash of $950,003 provided by financing activities was due to the proceeds of the sale of Series A Preferred shares, common shares and the exercise of a warrant.

Future Contractual Obligations

The following table shows the Company's contractual obligations related to lease obligations as of October 31, 2007:

	Payments due by period
	Total	Less than 1 year	1 - 2 years
Contractual obligations	$100,486	$100,486	$--

Critical Accounting Policies and Estimates

We believe the following critical accounting policies affect the significant judgments and estimates used in the preparation of our financial statements:

●	Revenue Recognition

●	Management's estimates

Revenue Recognition

We expect to generate revenue primarily from the receiving commissions from transactions on our ECN Platform.

Management's Estimates

The discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities and related disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts for revenues and expenses during the reporting period. On an ongoing basis, management evaluates estimates, including those related to allowances for doubtful accounts, as described above, income taxes, bad debts, and contingencies. We base our estimates on historical data, when available, experience, and on various other assumptions that are believed to be reasonable under the circumstances, the combined results of which form the basis for making judgments approximately the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

Inflation

While inflation has not had a material effect on our operations in the past, there can be no assurance that we will be able to continue to offset the effects of inflation on the costs of our services through price increases to our clients without experiencing a reduction in the demand for our services; or that inflation will not have an overall effect on the retirement market that would have a material affect on us.

XLFX

Liquidity and Capital Resources

Our cash balance at March 31, 2007 has decreased compared to the cash balance at Dec 21, 2006 As of March 31, 2007, our cash balance was $15,603 as compared to $203,252 at December 31, 2006. The decrease in cash was mainly due to the closing of our FCM clearing operations, which resulted in a lack of revenue for the quarter ending March 31, 2007. Total current assets at March 31, 2007 were $24,803 as compared to $ 206,922 at December 31, 2006. The decrease in the current assets is mainly due to the closing of our FCM clearing operations.

Our accounts receivable at March 31, 2007 are $0 as compared to $3,607 at December 31, 2006. This decrease is attributable to the closing of our FCM clearing operations which generated amongst other revenue bank rebates receivables.

In the first half of calendar year 2007, the Company's primary focus was to complete its new technology. To ensure that the Company had sufficient resources to complete the technology rewrite, it raised $700,000 in a preferred stock placement and $160,000 of loans which become due at the time of the completion of the merger. The company also had a loan on its books at March 31, 2007 of $245,668.

There are no other lines of credit available to us to refinance our short-term loans. Additionally, we currently do not have any other sources of financing available to us for refinancing our short-term loans.

Financing Needs

We currently do not have any material commitments for capital expenditures and we expect our capital requirements to increase over the next several years as we continue to develop and test our platform, increase marketing and administration infrastructure, and continue to develop in-house business capabilities and facilities. Our future liquidity and capital funding requirements will depend on numerous factors, including, but not limited to, the levels and costs of our research and development initiatives, the cost of hiring and training additional sales and marketing personnel to promote our products and the cost and timing of the expansion of our marketing efforts.

Based on our current business plan, we anticipate that our existing cash balances and cash generated from future sales may not be sufficient to permit us to conduct our operations and to carry out our contemplated business plans for the next twelve months. As a result, we are seeking additional financing from investors through securities offerings to expand our operations, using new capital to develop new technology and respond to competitive pressures.

Results of Operations

Fiscal Year Ended December 31, 2006 Compared To Fiscal Year Ended December 31, 2005

For the fiscal year ended December 31, 2006 we had total losses of $ 1,856,124 on revenue of $2,379,042, compared to net income of $759,482 on revenue of $5,388,643 for the fiscal year ended December 31, 2005. The decrease in revenue is due to the closing of its FCM clearing operation, overhead and technology development. Part of this loss is a non reconciled differential between the Company's books and the books of one of its liquidity providers in the amount of $623,733. The Company intends to engage a forensic accountant to investigate this discrepancy.

Fiscal Quarter Ended March 31, 2007 Compared To Fiscal Quarter Ended March 31, 2007

For the quarter ended March 31, 2007 we had total losses of $427,215 on revenue of $0, compared to a net loss of $29,452 on revenue of $1,076,207 for the quarter ended March 31, 2006. The decrease in revenue is due to the closing of its FCM clearing operation, overhead and technology development.

Off-Balance Sheet Arrangements

      We do not have any off balance sheet arrangements that are reasonably likely to have a current or future effect on our financial condition, revenues, results of operations, liquidity or capital expenditures.

MARKET PRICE DATA AND DIVIDEND INFORMATION

SFG’s common stock is quoted on the National Quotation Bureau’s Pink Sheets under the symbol “SFGC. PK.” The following table sets forth, for the calendar periods indicated, the high and low per share sales prices for SFG’s common stock as reported by National Quotation Bureau’s Pink Sheets.

Period	High	Low
2005
First Quarter	$.12	$.12
Second Quarter	.15	.12
Third Quarter	.14	.13
Fourth Quarter	.14	.14

2006
First Quarter	$.15	$.14
Second Quarter	.14	.08
Third Quarter	.10	.08
Fourth Quarter	.10	.10

2007
First Quarter	$.20	$.05
Second Quarter	.15	.05
Third Quarter	.25	.08
Fourth Quarter (through January 30)	.10	.05

SFG has never declared or paid any cash dividends on its common stock nor does it intend to do so in the foreseeable future. Any future determination to pay cash dividends will be at the discretion of SFG’s board of directors and will depend upon its financial condition, operating results, capital requirements, any applicable contractual restrictions and such other factors as SFG’s board of directors deems relevant.

XLFX has never declared or paid any cash dividends on its capital stock nor does it intend to do so in the foreseeable future.

Other Information

Cost of Information Statement

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s Common Stock.

Stockholder Proposals

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

Where You Can Find More Information About the Company

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors,

/s/ Ralph Balzano
Ralph Balzano

Appendix A
FINANCIAL STATEMENTS

SFG FINANCIAL CORPORATION
Unaudited Consolidated Balance Sheet at October 31, 2007	A-2
Unaudited Consolidated Statements of Operations for the three months and nine months ended October 31, 2007	A-3
Unaudited Consolidated Statements of Cash Flows for the nine months ended October 31, 2007	A-4
Notes to the Consolidated Financial Statements	A-5

Independent Auditor’s Report	A-8
Consolidated Balance Sheets as of January 31, 2007	A-9
Statements of Income and Expenses for the years ended January 31, 2007 and 2006	A-10
Statements of Stockholders’ Equity (Deficiency) for the period from January 31, 2002 through January 31, 2007	A-11
Statements of Cash Flows as of January 31, 2007 and 2006	A-12
Notes to the Consolidated Financial Statements	A-13

COES FX, HOLDINGS, INC.
Independent Auditor’s Report	A-15
Balance Sheet as of December 31, 2006	A-16
Consolidated Statement of Income and Expenses For The Year Ended December 31, 2006	A-17
Consolidated Statement of Stockholders' Equity For The Year Ended December 31, 2006	A-18
Consolidated Statement of Cash Flows For The Year Ended December 31, 2006	A-19
Notes to the Consolidated Financial Statements	A-20

Independent Auditor’s Report	A-25
Balance Sheet as of December 31, 2005	A-26
Consolidated Statement of Income and Expenses For The Year Ended December 31, 2005	A-27
Consolidated Statement of Stockholders' Equity For The Year Ended December 31, 2005	A-28
Consolidated Statement of Cash Flows For The Year Ended December 31, 2005	A-29
Notes to the Consolidated Financial Statements	A-30

XLFX INC. (f/k/a COES FX, HOLDINGS, INC. AND SUBSIDIARIES)
Comparative Consolidated Balance Sheet As of March 31,2007 and 2006	A-35
Comparative Consolidated Statement of Income and Expenses For the Three Months Ended March 31, 2007 and 2006	A-36
Consolidated Statement of Stockholders' Equity	A-37
Comparative Consolidated Statement of Cash Flows For The Three Months Ended March 31, 2007 and 2006	A-38
Notes to the financial statements	A-39

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
Introduction To Unaudited Pro Forma Condensed Financial Statements	A- 44
Unaudited Pro Forma Condensed Balance Sheet As Of April, 2007	A- 45
Note To Unaudited Pro Forma Condensed Balance Sheet As Of April 30, 2007	A- 46
Unaudited Pro Forma Condensed Statement Of Operations For The Quarter Ended April 30, 2007	A- 47
Unaudited Pro Forma Condensed Statement Of Operations For The Year Ended January 31, 2007	A- 48
Note To Unaudited Pro Forma Condensed Statement Of Operations For The Periods Ended April 30, 2007 And January 31, 2007	A- 49

SFG FINANCIAL CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
October 31, 2007
(UNAUDITED)

ASSETS
Current Assets
Cash	$12,421
Total Current Assets	12,421

Fixed Assets
Property and equipment (net of accumulated depreciation)	7,450
Trading platform (net of accumulated amortization)	809,242
Total Fixed Assets	816,692

Other Assets
Lease security deposit	24,485
Total Other Assets	24,485

Total Assets	$853,598

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Accounts payable and accrued expenses	$586,658
Loans payable	229,749
Total Liabilities	816,407

STOCKHOLDERS' EQUITY
Preferred Stock; $.0001 par value 2,000 shares authorized 770 shares issued and outstanding as of October 31, 2007 and 0 shares issued and outstanding on January 31, 2007	-
Common stock; $.001 par value 100,000,000 shares authorized 99,998,860 shares issued and outstanding as October 31, 2007 5,313,856 shares issued and outstanding on January 31, 2007	99,999
Additional paid in capital	7,360,875
Accumulated deficit	(7,423,683)
Total Stockholders Equity	37,191

Total Liabilities and Equity	$853,598

See accompanying notes to condensed consolidated interim financial statements.

SFG FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the Three Months ended October 31, 2007	For the Nine Months ended October 31, 2007
Revenue:
Revenues	$-	$-
Total Revenue	-	-

Expenses
Selling, general and administrative expenses	412,161	1,125,492
Depreciation and amortization	74,515	258,673
Total Expenses	486,676	1,384,165

Net Loss Available to Common Shareholders	$(486,676)	$(1,384,165)

Earnings Per Share	$(0.0049)	$(0.0331)

Weighted Average of Number of Common Shares Outstanding	99,998,860	41,865,052

See accompanying notes to condensed consolidated interim financial statements.

SFG FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
NINE MONTHS ENDED OCTOBER 31, 2007
(UNAUDITED)

Net cash (used by) operations	$(890,916)

Cash flow from investing activities:
Purchase of fixed assets	(28,000)
Liabilities acquired (reverse merger transaction)	(57,741)
Cash provided (used for) investing activities	(85,741)

Cash flow from financing activities:
Proceeds from sale of preferred stock	700,000
Proceeds from exercise of warrants	3
Proceeds from sale of common stock	250,000
Cash flow provided by financing activities	950,003

Net increase in cash and cash equivalent	(26,654)
Cash and cash equivalents at beginning of the period	39,075

Cash and cash equivalents at end of the period	$12,421

See accompanying notes to condensed consolidated interim financial statements.

SFG FINANCIAL CORPORATION AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS
(Unaudited)

1.  Unaudited Statements

The accompanying unaudited condensed consolidated financial statements included herein have been prepared in accordance with generally accepted accounting principles for interim period reporting in conjunction with the instructions to Form 10-QSB. Accordingly, these statements do not include all of the information required by generally accepted accounting principles for annual financial statements. In the opinion of management, all known adjustments (consisting of normal recurring accruals and reserves) necessary to present fairly the financial position, results of operations and cash flows for the nine months ended October 31, 2007 and 2006 have been included.

The operating results for the nine months ended October 31, 2007 are not necessarily indicative of the results to be expected for the January 31, 2008 year end.

2.  Background, Basis of Presentation and Reverse Acquisition Transaction

a.	Merger
On March 6, 2007, SFG Financial Corporation (“SFG”) entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”), pursuant to which COESfx Acquisition Corp. (“Acquisition”), a wholly owned subsidiary of SFG merged with and into XLFX, Inc. (formerly COESfx Holdings, Inc.) (“XLFX”). On July 18, 2007 Acquisition completed the merger with XLFX, which made XLFX a wholly owned subsidiary of SFG. In connection with the merger SFG issued 94,686,144 shares of common stock to the former XLFX stockholders, and also granted irrevocable rights to the XLFX stockholders to receive an additional 261,876,544 shares of SFG common stock. Under the terms of the Merger Agreement, the former stockholders of XLFX hold approximately 96% of the issued shares of SFG. As the former stockholders of XLFX control SFG after the transaction, the merger was accounted for as a reverse acquisition under which, for accounting purposes, XLFX is deemed to be the acquirer and SFG, the legal acquirer, is deemed to be the acquired entity. No goodwill was recognized as SFG was a “shell” company.

b.	Cash and cash equivalents
The Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents.

c.	Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.  Actual results could differ from these estimates.

d.	Earnings per share
Earnings per share are based on the weighted-average number of shares of common stock outstanding in each year. The Company maintains a capital structure which consists of capital stock and includes no potential for dilution via conversions, exercise of options, or other arrangements that would increase the number of shares outstanding.

e.	Income taxes
Income taxes are accounted for by the asset/liability approach in accordance with FAS-109 (Accounting for Income Taxes). The provision for income taxes represents the total income taxes paid or payable for the current year. As of October 31, 2007 the Company did not have a deferred tax asset or liability.

3.  Going Concern

The accompanying balance sheet has been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern.  The Company has sustained substantial losses since inception and at October 31, 2007 an accumulated deficit of $7,423,683 and its current liabilities of $816,407 exceeded its current assets by approximately $800,000.

The Company has reached an understanding with a National Futures Association registered Futures Commission Merchant to clear all transactions entered into by customers on the ECN platform. Based on the understanding, the Company will receive a fee on each transaction entered into by our customers and pay a fee to the clearing firm.

4.  Fixed Assets

Property and Equipment consist of the following:

Description	Cost
Furniture & Fixtures	$14,270
Computer equipment	221,078
Leasehold Improvements	18,500
Telephone system	15,642
Total cost	269,490

Less: accumulated depreciation	262,040
et property and equipment	$7,450

Depreciation and amortization expense for the nine months ended October 31, 2007 on the property and equipment was $6,275. Depreciation on furniture, fixtures and equipment, and amortization of leasehold improvements is computed under the Straight-line method. Depreciation and amortization is calculated using three years for the computers, five years for the telephone equipment, ten years for furniture and fixtures, and the remaining lease term for the leasehold improvements.

The Trading Platform consists of software and programming that has been capitalized as follows:

Year ended January 31,	Cost
2003	$445,730
2004	520,261
2005	342,374
2006	355,965
2007	454,920
2008	8,000
Total cost	2,127,250

Less accumulated amortization	(1,338,008)

Net trading platform	$809,242

Amortization expense for the nine months ended October 31, 2007 on the trading platform was $252,398. Amortization of the Trading Platform is computed using the straight-line method over a five year period.

5.  Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses represent expenses that the Company has incurred in its normal course of business.

6.  Loans Payable

The Company has been advanced the sum of $80,000 in an exchange for a promissory note dated September 29, 2006. This note is guaranteed by the Company, is a demand instrument and bears interest at 5% per annum. The note may be prepaid at any time without penalty and includes a 15% late charge if payment is not made within one day of demand. Interest of $1,999 has been accrued on this note as of October 31, 2007.

The Company has borrowed funds from two unrelated entities. These funds are payable upon demand and bear interest at 9% per annum. Interest of $7,750 has been accrued on these loans as of October 31, 2007.

7.  Income Taxes

The Company does not have a provision for federal income taxes due to a significant Net Operating Loss carry forward available for its use.

8.  Lease Obligation:

The Company leases office space in Plainview, New York. The lease is non-cancelable and expires on November 30, 2007.

The Company has leased new office space which it will be moving into November 1, 2007. It has signed a one year lease for office space in Deer Park, New York and a four month lease for office space in New York, New York.

The Company leases office equipment, with varying expiration dates. These leases are operating leases, and have not been capitalized or shown as a liability.

The Company has entered into lease agreements with various technology companies to provide internet, “housing” for the Trading Platform, and implementation and maintenance of technology necessary for the enhancement of the Trading Platform. The contract to house the Trading Platform expires December 31, 2007 and will need to be renewed or replaced.

The Company is obligated under these leases as follows:

YEAR ENDING JANUARY 31,	AMOUNT OF LEASE PAYMENTS
2008	$55,879
2009	$44,606
2009	- 0 -
2010	- 0 -
2011	- 0 -

THOMAS BAUMAN
CERTIFIED PUBLIC ACCOUNTANT
4 SCHAEFFER STREET
HUNTINGTON STATION, NY 11746
Telephone (631) 427-4789     Fax (631) 424-3649

To the Board of Directors and Stockholders
SFG Financial Corporation
Garden City, New York

INDEPENDENT AUDITOR’S REPORT

I have audited the accompanying balance sheets of SFG Financial Corporation (A Development Stage Company) as of January 31, 2007 and 2006, and the related Statements of Operations, Stockholders’ Equity, and Cash Flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  My responsibility is to express an opinion on these financial statements based on my audit.

I conducted the audit in accordance with standards established by the Public Company Accounting Oversight Board.  Those standards require that I plan and perform the audit  to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SFG Financial Corporation (A Development Stage Company) as of January 31, 2007 and 2006, and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 4 to the financial statements, the Company has had limited operations and has not commenced planned principle operations.  The Company’s financial position and operating results raise substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters also are described in Note 4.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Thomas Bauman, C.P.A.
July 13, 2007

SFG FINANCIAL CORPORATION
BALANCE SHEETS
AS OF JANUARY 31,

	2007	2006
ASSETS
Current Assets
Cash on hand	$20	$20
Total Current Assets	20	20

Total Assets	20	20

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Liabilities
Accounts payable and accrued expenses	67,344	90,280
Due to related parties	22,869	20,892
Loan payable	76,216	-
Total Liabilities	166,429	111,172

STOCKHOLDERS' EQUITY (DEFICIENCY)
Common stock; $.001 par value 100,000,000 shares authorized;
5,413,856 and 4,313,856 shares issued; 5,413,856 shares and
4,313,856 shares outstanding at January 31, 2007 and 2006, respectively	5,514	4,314
Additional paid in capital	2,502,351	2,425,701
Retained earnings	(2,674,274)	(2,541,167)
Total Stockholders' Equity (Deficiency)	(166,409)	(111,152)

Total Liabilities and Stockholders' Equity (Deficiency)	$20	$20

See accompanying notes to the financial statements

SFG FINANCIAL CORPORATION
STATEMENTS OF INCOME AND EXPENSES
FOR YEARS ENDED JANUARY 31,

	2007	2006
Revenue:
Sales	$-	$-

Operating Expenses
Consulting fees	69,875	408
Filing fees	7,260	1,060
Finance charges	210
Office expenses	2,503	12,000
Professional fees	52,221
Travel	350	15
Total Operating Expenses	132,419	13,483

Income (Loss) From Operations	(132,419)	(13,483)

Provision for Taxes
State corporate taxes	688	155

Net Income (Loss)	$(133,107)	$(13,638)

Earnings Per Share	$(0.027)	$(0.003)

Weighted Average of Number of Common Shares Outstanding	4,913,856	4,313,856

See accompanying notes to the financial statements

SFG FINANCIAL CORPORATION
STATEMENTS OF STOCKHOLDERS'  EQUITY (DEFICIENCY)

			CAPITAL
	COMMON STOCK		IN EXCESS	RETAINED
	SHARES	AMOUNT	OF PAR	EARNINGS
Balance at January 31, 2002	4,268,856	$4,269	$2,402,408	$(2,487,405)

Shares issued for services	25,000	25	20,913	-
Net Income (Loss) for year ended January 31, 2003		$-	-	7,670

Balance at January 31, 2003	4,293,856	4,294	2,423,321	(2,479,735)

Net Income (Loss) for year ended January 31, 2004				(10,361)
Prior Period Adjustment				(16,150)

Balance at January 31, 2004	4,293,856	4,294	2,423,321	(2,506,246)

Net Income (Loss) for year ended January 31, 2005	-	-		(23,201)
Prior Period Adjustment	-	-		1,918
Restricted stock issued for services	20,000	20	2,380	-

Balance at January 31, 2005	4,313,856	4,314	2,425,701	(2,527,529)

Net Income (Loss) for year ended January 31, 2006	-	-		(13,638)

Balance at January 31, 2006	4,313,856	4,314	2,425,701	(2,541,167)

Net Income (Loss) for year ended January 31, 2007	-	-		(133,107)
Restricted stock issued for services	1,200,000	1,200	76,650	-

Balance at January 31, 2007	5,513,856	5,514	2,502,351	(2,674,274)

See accompanying notes to the financial statements

SFG FINANCIAL CORPORATION
STATEMENTS OF CASH FLOWS
AS OF JANUARY 31,

	2007	2006
Cash flow from operating activities:
Net income (loss)	$(133,107)	$(13,638)
Adjustments to reconcile net income to net cash provided by operating activities:
Changes in assets and liabilities:
Increase (decrease) in accounts payable	(22,936)	4,000
Increase (decrease) in due to related parties	1,977	9,638
Increase (decrease) in loan payable	76,216	-

Net cash provided by operations	(77,850)	-

Cash flow from investing activities:
Purchase of fixed assets	-	-
Cash provided from (for) investing activities	-	-

Cash flow from financing activities:
Increase (decrease) in Common stock	1,200
Increase (decrease) in additional paid in capital	76,650	-
Cash flow provided from (for) financing activities	77,850	-

Net increase in cash and cash equivalent	-	-

Cash and cash equivalents at beginning of year	20	20

Cash and cash equivalents at end of year	$20	$20

Cash paid for interest and income taxes as follows:
Interest	$-	$-
Corporate income taxes paid	$590	$155

See accompanying notes to the financial statements

SFG FINANCIAL CORPORATION
NOTES TO THE COMPARATIVE FINANCIAL STATEMENTS

1. Significant accounting policies:

a.	Organization and Business Operations

SFG Financial Corporation (the “Company”) was organized in November 1983 as a Delaware corporation.  The Company has since ceased normal operation, and is currently a shell with no real business activity. It has been kept active as a holding company whose purpose is to seek out and attract partners for possible merger or acquisition.

b.	Cash and cash equivalents

The Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents.

c.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.  Actual results could differ from these estimates.

d.	Earnings per share

Earnings per share are based on the weighted-average number of shares of common stock outstanding in each year. The Company maintains a capital structure which consists of capital stock and includes no potential for dilution via conversions, exercise of options, or other arrangements that would increase the number of shares outstanding.

e.	Income taxes

Income taxes are accounted for by the asset/liability approach in accordance with FAS-109 (Accounting for Income Taxes). The provision for income taxes represents the total income taxes paid or payable for the current year. As of October 31, 2006 the Company did not have a deferred tax asset or liability.

2.  Accounts payable and accrued expenses

Accounts payable and accrued expenses represent expenses that the Company has incurred to remain as an active shell and seek out possible business partners for a merger.

SFG FINANCIAL CORPORATION
NOTES TO THE COMPARATIVE FINANCIAL STATEMENTS

3.  Loan payable

As discussed in note 6, the Company is looking for a potential merger partner. The Company is currently in negotiation with an entity in the financial services industry to form a merged corporation.  The transaction would be accounted for as a Type (B) Reorganization as defined in the IRC Code Section 368. Although the merged entity will remain SFG Financial Corporation, a majority of the authorized issued and outstanding Common Shares of the Company will be owned by the Merger Partner.  In connection with these negotiations the Company has received a loan from an intermediary party to be used to pay certain expenses in connection with the merger. The balance of this loan will be converted into shares of 5,513,856 shares of SFG common stock before the merger. If the merger fails to occur, the loan will be repaid in cash and common stock. The initial deposit made in August 2006 was in the amount of $100,000. The balance of this deposit at January 31, 2007 is $76,216. The loan does not accrue interest.

4.  Related party transactions

The Company does not maintain a bank account. The payables of the Company are being paid by some of the stockholders. The amounts paid by these stockholders on behalf of the company are represented on the Balance sheet as Due to related parties. As of January 31, 2007 and 2006 the total due to related parties was $22,869 and $20,892 respectively. Interest on these loans has not been accrued.

Certain stockholders of the Company have received compensation, in the form of restricted common stock, for various consulting services provided. The amount of this compensation for the year ended January 31, 2007 and January 31, 2006 was $69,875 and $0 respectively.

5.  Going concern

These financial statements are presented on the basis that the Company is a going concern.  Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time.  As stated in Note 1, the Company has elected to implement a business plan that has allowed it to continue operations while identifying a merger partner. There can be no assurance that a merger will be completed.

6.  Subsequent event

The Company is currently negotiating a reverse merger with a company in the technology industry. When the merger is consummated the current shareholders of the Company will own 3% of the new company outstanding common stock. The merger partner company has a class of preferred stock which contains rights to acquire preferred stock in the newly merged company. If all rights are executed existing shareholders in the Company will own approximately 2.32% of the issued stock in the new company.

THOMAS BAUMAN
CERTIFIEDPUBLICACCOUNTANT
4 SCHAEFFER STREET
HUNTINGTON STATION, NEW YORK 11746
______

TELEPHONE (631) 427-4789

FAX (631) 424-3649

INDEPENDENT AUDITOR’S REPORT

To the Shareholders
COESfx Holdings, Inc. and Subsidiaries

I have audited the consolidated statement of financial condition of COESfx Holdings, Inc. and Subsidiaries (the “Company”) as of December 31, 2006, and the related consolidated statement of operations, change in ownership equity, and cash flow for the year ended December 31, 2006.  These financial statements are the responsibility of the company’s management.  My responsibility is to express an opinion on these financial statements based on my audit.

I conducted the audit in accordance with generally accepted auditing standards.  Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COESfx Holdings, Inc. and Subsidiaries as of December 31, 2006, and the results of its operations, change in ownership equity and its cash flows for the year ended December 31, 2006, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has had limited operations and has sustained substantial losses since inception. The Company’s financial position and operating results raise substantial doubt about its ability to continue as a going concern.  Management’s plans regarding those matters also are described in Note 10.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Thomas Bauman C.P.A.
Huntington Station, New York
June 13, 2007

COES FX, HOLDINGS, INC. AND SUBSIDIARIES
Consolidated Balance Sheet
December 31, 2006

ASSETS
Current Assets
Cash	$203,252
Rebate receivable	3,670
Total Current Assets	206,922
Fixed Assets
Property and equipment (net of accumulated depreciation of $293,873)	14,620
Trading platform (net of accumulated amortization of $1,009,884)	801,804
Total Fixed Assets	816,424
Other Assets
Lease security deposit	22,809
Total Other Assets	22,809

Total Assets	1,046,155

LIABILITIES AND STOCKHOLDERS; EQUITY LIABILITIES
Accounts payable and accrued expenses	274,133
Client funds payable	7,763
Officer loan payable	80,667
Total Liabilities	362,563

STOCKHOLDERS' EQUITY
Common stock 100,000,000 shares authorized 44,298,274 shares issued and outstanding	4,430
Additional paid in capital	3,889,907
Retained earnings (deficit)	(3,210,745)
Total Equity	683,592

Total Liabilities and Equity	$1,046,155

See accompanying notes to the consolidated financial statements

COES FX, HOLDINGS, INC. AND SUBSIDIARIES
Consolidated Statement of Income and Expenses
For The Year Ended December 31, 2006

REVENUE

Clearing and related transaction fees	$1,828,043
Commission income	417,343
Other income	133,656
Total Revenue	2,379,042

EXPENSES

Administrative expenses	3,067,114
Depreciation and amortization	353,648
System and technology expenses	354,166
Introducing broker commissions	460,238
Total Expenses	4,235,166

Net income / (loss)	$(1,856,124)

See accompanying notes to the consolidated financial statements

COES FX, HOLDINGS, INC. AND SUBSIDIARIES
Consolidated Statement of Stockholders' Equity
For The Year Ended December 31, 2006

			CAPITAL	RETAINED
	COMMON STOCK		IN EXCESS	EARNINGS
	SHARES	AMOUNT	OF PAR	(Deficit)
Balance at January 1, 2006	34,585,151	$3,459	$3,564,384	$(1,354,621)

Shares issued during the year ended December 31, 2006	9,377,473	938
Shares sold during the year ended December 31, 2006	336,250	34	325,523

Net income (loss) for year ended December 31, 2006	-	-		(1,856,124)

Balance at December 31, 2006	44,298,874	$4,430	$3,889,907	$(3,210,745)

See accompanying notes to the consolidated financial statements

COES FX, HOLDINGS, INC. AND SUBSIDIARIES
Consolidated Statement of Cash Flows
For The Year Ended December 31, 2006

Cash flow from operating activities:
Net income (loss)	$(1,856,124)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	353,648
Changes in assets and liabilities:
(Increase) decrease in prepaid expenses	47,487
(Increase) decrease in rebate receivable	(3,670)
(Increase) decrease in non current receivable	61,866
(Increase) decrease in security deposit receivable	100
Increase (decrease) in accounts payable	(278,790)
Increase (decrease) in client funds payable	(3,834,542)
Net cash provided by operations	(5,510,025)

Cash flow from investing activities:
Purchase of fixed assets	(262,400)
Cash provided from (for) investing activities	(262,400)

Cash flow from financing activities:
Increase (decrease) in officer loan payable	80,667
Increase (decrease) in common stock	972
Increase (decrease) in additional paid in capital	325,523
Cash flow provided from (for) financing activities	407,162

Net increase in cash and cash equivalent	(5,365,263)
Cash and cash equivalents at beginning of year	5,568,515

Cash and cash equivalents at end of year	$203,252

Cash paid for interest and income taxes as follows:
Interest	$-
Corporate income taxes paid	$600

See accompanying notes to the consolidated financial statements

COES FX HOLDINGS, INC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies:

a.	Organization and Business Operations

COESfx Holdings, Inc and Subsidiaries (the Company) consist of the following companies:
COESfx Holdings Inc. (the Parent) a corporation formed in October 2004, under the laws of the State of New York, to act as a holding company for its various subsidiaries.
COESfx Inc. a corporation formed in May 2002, under the laws of the State of New York, and is a wholly owned subsidiary of COESFX Holdings, Inc. This company was founded to develop and provide the foreign exchange (FX) industry with the first completely integrated, real time, electronic currency network trading platform (the Trading Platform). The Trading Platform was designed to allow all FX market traders access to a central exchange capable of providing unsurpassed liquidity where FX order flow is executed and settled anonymously at the best bid/ask spread available in the market. The company earns fees on each trade using the Trading Platform.
COESfx Direct Inc. a corporation formed in April 2005, under the laws of New York State. This Company introduces traders and other participants to the Trading Platform. This company earned a share of the income generated by these traders.
COESfx Clearing Inc. a corporation formed in July 2001, under the laws of the State of New York, and is a wholly owned subsidiary of COESfx Inc. COESfx Clearing was a member of the National Futures Association (“NFA”) until transferring its customers’ accounts to an affiliate, Spot FX Clearing, Corp. On June 16 2006, COESfx Inc. filed a withdrawal notice with the NFA.
Spot FX Clearing Corp, a corporation formed in August 2005, under the laws of the state of Nevada, and is a wholly owned subsidiary of COESfx Holdings, Inc. Spot FX Clearing Corp transferred its customers to an unaffiliated entity in or about October 2006. Spot FX Clearing Corp filed a withdrawal notice with the NFA in or about November 2006.

b.	Basis of Presentation and Principles of Consolidation

The consolidated financial statements include all wholly owned subsidiaries and variable interest entities as defined by Financial Accounting Standards Board (FASB) Interpretation No. 46 Consolidation of Variable Interest Entities. All significant intercompany transactions and balances have been eliminated. The Parent has prepared the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America. The financial information reflects all adjustments which are, in the opinion of management, necessary to provide fair consolidated balance sheets, consolidated statements of income and cash flows for the period presented. Such adjustments are normal and recurring except as otherwise noted.

c.	Use of Estimates

The preparation of consolidated financial statements in conformity accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that effect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.  Actual results could differ from these estimates.

COES FX HOLDINGS, INC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

d.	Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents

e.	Property and Equipment

Property and equipment are stated at cost reduced by accumulated depreciation (Note 3). Depreciation is computed using the Straight-line method based on estimated useful life of the assets, or in the case of leasehold improvements, the shorter of the initial lease term or estimated useful life of the asset. The Companies reviews the remaining estimated useful lives of its property and equipment at each balance sheet date and will make adjustments to the estimated remaining useful lives whenever events or changes in circumstances indicate the remaining useful lives have changed. Maintenance and repairs are expensed as incurred.

f.	Trading Platform

The Company capitalizes costs, internal and external, direct and incremental costs related to the Trading Platform development in accordance with AICPA Statement of Position 98-1, Accounting for Costs of Computer Software Developed or Obtained for Internal Use.  Development costs incurred during the preliminary or maintenance project stage are expensed as incurred, while costs incurred during the application development stage are capitalized and are amortized using the straight-line method over their useful life, not to exceed five years. Amortization of the capitalized costs begins only when the software becomes ready for its intended use. General and administrative costs related to developing or obtaining such software is expensed as incurred.

g.	Revenue Recognition

The Company earned its revenue in various ways. It received a transaction fees for each transaction executed using its trading Platform, the clearing companies earned additional revenue from interest earned on client’s funds as well as interest differential on swaps and  roll-overs. The Company earned commissions and rebates from licensed users of the Trading Platform. Commissions, rebates and related expenses are recorded on a trade date and transaction basis.

2. Going Concern

The accompanying balance sheet has been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern.  The Company has sustained substantial losses since inception and at December 31, 2006 an accumulated deficit of $3,210,745 and its current liabilities of $362,563 exceeded its current assets by approximately $156,000. These factors raise substantial doubt about the ability of the Company to continue as a going concern. As of the financial statement date, the Company is seeking an additional capital infusion through the issuance of a new class of preferred stock.

COES FX HOLDINGS, INC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

3. Rebate Receivable

The rebate receivable is the final rebate from the Company’s client funds accounts that were held at Dresdner bank. This receivable was received in January 2007.

4. Fixed Assets

Property and Equipment consist of the following:

Description	Cost
Furniture & Fixtures	$14,720
Computer equipment	221,078
Leasehold Improvements	18,500
Telephone system	15,642
Total cost	269,940

Less: accumulated depreciation	255,320
Net property and equipment	$14,620

Depreciation and amortization expense for the year ended December 31, 2006 on the property and equipment was $10,362. As discussed in note 1(e) to the financial statements, depreciation on furniture, fixtures and equipment, and amortization of leasehold improvements is computed under the Straight-line method. Depreciation and amortization is calculated using three years for computers, five years for the telephone equipment, ten years for furniture and fixtures, and the remaining lease term for the leasehold improvements.

The Trading Platform consists of software and programming that has been capitalized as follows:
Year ended December 31,	Cost
2002	$445,730
2003	520,261
2004	342,374
2005	276,865
2006	262,400
Total cost	1,847,630

Less accumulated amortization	(1,045,826)

Net trading platform	$801,804

Amortization expense for the year ended December 31, 2006 on the trading platform was $343,286. As discussed in Note 1(f) of the Trading Platform is computed using the straight-line method over a five year period.

COES FX HOLDINGS, INC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

5.  Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses represent expenses that the Company has incurred in its normal course of business.

6.  Clients’ Funds Payable

These funds were sent to various clients, using regular US Mail and the addresses of record, when the Company ceased operating as a clearing firm. They were returned as “undeliverable” by the Post Office. The Company is currently making its best effort to locate these former clients. If the Company is not successful in locating these clients, the funds will be remitted to the appropriate government agency(s) for abandoned funds.

7. Officer’s Loan Payable

An officer of The Company has advanced to Spot FX Clearing Corp the sum of $80,000 in an exchange for a promissory note dated September 29, 2006. This note is guarantee by the Parent company, is a demand instrument and bears interest at 5% per annum. The note may be prepaid at any time without penalty and includes a 15% late charge if payment is not made within one day of demand. Interest of $667 has been accrued on this note as of December 31, 2006.

8. Income Taxes

The Company does not have a provision for federal income taxes due to a significant Net Operating Loss carry forward available for its use.

9. Lease Obligation:

The Company leases office space in Plainview, New York. The lease is non-cancelable and expires on December 31, 2007.
The Company leases office equipment, with varying expiration dates. These leases are operating leases, and have not been capitalized or shown as a liability.
The Company has entered into lease agreements with various technology companies to provide internet, “housing” for the Trading Platform, and implementation and maintenance of technology necessary for the enhancement of the Trading Platform. The contract to house the Trading Platform expires December 31, 2007 and will need to be renewed or replaced.
The Company is obligated under these leases as follows:

YEAR	AMOUNT OF LEASE PAYMENTS
2007	$700,869
2008	53,079
2009	- 0 -
2010	- 0 -
2011	- 0 -

COES FX HOLDINGS, INC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

10.  Subsequent Events:

The Company has a non-reconciled differential between their books and the books of one of their liquidity providers in the amount of $623,733. This amount is reflected as a reduction of clearing and other transaction fee income for the year ended December 31, 2006. The Company intends to engage a forensic accountant to investigate this discrepancy in order to attempt to recoup this difference in the coming year. However due to the uncertainty of its ability to recover such difference, management has elected not to accrue a receivable at this time and will recognize any recovery as other income when and if received.

The Company is currently negotiating a reverse merger with a public company. When the merger is consummated the current shareholders of the public company will own 3% of the new company outstanding common stock. Prior to the merger certain investors will be placing in escrow funds that will be used to purchase COES FX Holdings, Inc preferred stock. This preferred stock will contain rights to acquire preferred stock in the newly merged company. If all rights are executed existing shareholders in the public company will own approximately 2.32% of the issued stock in the new company, and the current shareholders of the Company will own 75%.

As discussed in Note 1a, as of October 2006, the Company no longer functions as a FCM or clearing firm. In 2006 the Company discontinued its clearing operations, which were formerly performed by the Company’s wholly owned subsidiaries Spot FX Corp. and Coes FX Clearing Inc. These companies withdrew their memberships with the NFA and as a result thereof the Company no longer functions as an FCM or clearing firm. In order for the Company to generate clearing revenues on the ECN Platform, the Company will be required to enter into at least one agreement and/or acquire an ownership interest in a NFA registered FCM, and/or foreign based clearing firm. The Company believes it will have such an agreement by the second quarter of 2007.

11.  Contingencies and Other Regulatory Matters, Commitments:

An action was commenced against Spot FX Clearing Corp by the NFA regarding the Company’s clearing operations. The NFA and Spot FX Clearing Corp have reached a settlement which does not include a monetary settlement. The Company is awaiting the formal paperwork from the NFA, which will close this proceeding.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders
COESfx Holdings, Inc. and Subsidiaries

We have audited the consolidated statement of financial condition of COESfx Holdings, Inc. and Subsidiaries (the "Company") as of December 31, 2005 , and the related consolidated statement of operations, change in ownership equity, and cash flow for the year ended December 31,2005. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COESfx Holdings, Inc. and Subsidiaries as of December 31, 2005, and the results of its operations, change in ownership equity and its cash flows for the year ended December 31, 2005, in conformity with generally accepted accounting principles.

/s/ Michael Coglianese, CPA, PC
Michael Coglianese, CPA, PC
Bloomingdale, Illinois
April 30, 2006

COES FX, HOLDINGS, INC. AND SUBSIDIARIES
Statement of Consolidated Financial Condition
December 31, 2005
12/31/2005

ASSETS

Current Assets
Cash	$292,677
Client Funds on Deposit	5,275,837

Total Current Assets	5,568,514

Furniture, Equipment, and Leasehold Improvements (Net)	984,369

Prepaid Expenses	47,487

Non Current Receivables	61,866

Lease Security Deposit	22,909

Total Assets	$6,685,145

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

Accounts Payable and Acctued Expenses	$552,924
Client Funds Payable	3,842,300

Total Liabilities	$4,395,224

STOCKHOLDERS' EQUITY
Capital Contributions, Common Stock and APIC	$3,557,843
Accumulated Deficit	(2,027,404)
Net Income	759,482

Total Equity	2,289,921

Total Liabilities and Equity	$6,685,145

See Note to Financial Statements.

COES FX, HOLDINGS, INC. AND SUBSIDIARIES
Statement of Consolidated Operations
For the period January 1, 2005 to December 31, 2005The Year Ended December 31, 2005

2005

REVENUE

Clearing and related transaction fees	$5,240,522
Other income	148,121

Total Revenue	$5,388,643

EXPENSES

Administrative expenses	$3,059,814
Depreciation and amortization	305,688
System and technology expenses	311,219
Introducing broker commissions	952,440

Total Expenses	$4,629,161

Net Income / (Loss)	$759,482

See Note to Financial Statements.

COES FX, HOLDINGS, INC. AND SUBSIDIARIES
Statement of Consolidated Stockholders' Equity
For the period January 1, 2005 to December 31, 2005

Total Stockholders' Equity

Balance at
12/31/2004	$1,535,204

Increase in Capital through the sales of Common Stock, Private Placements, and Additional Paid In Capital	10,100

Decrease in Capital through Capital Withdrawals	(14,865)

Net Income	759,482

Balance at
12/31/2005	$2,289,921

COESFX HOLDINGS, INC.
Common Stock, $.0001 par value; 100,000,000 shares authorized,
34,585,151 shares issued and outstanding at 12/31/2005

Preferred stock, $.0001 par value; 20,,000,000 shares authorized,
0 shares issued and outstanding at 12/31/2005

See Note to Financial Statements.

COES FX, HOLDINGS, INC. AND SUBSIDIARIES
Statement of Consolidated Cash Flows
For the period January 1, 2005 to December 31, 2005

2005

INCREASE (DECREASE) IN CASH

Cash flow from operating activities:

Net income (loss)	$759,482

Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	305,688
CHANGES IN:

Client funds on deposit	(1,760,039)
Loan receivable, affiliates	-
Furniture, Equipment and leasehold improvements	(276,866)
Prepaid Expenses	(13,289)
Non Current Receivables	(24,943)
Lease security deposit	11,455
Accounts Payable	302,759
Client funds payable	707,669
Net cash provided by operations	11,916

Cash flow from financing activities:

Proceeds from loans	-
Cash from Capital Contributions, Common Stock and APIC	(4,765)

Net increase in cash	$7,151

Cash at beginning of period	285,526

Cash at end of period	$292,677

See Note to Financial Statements.

COES FX HOLDINGS, INC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS:
COESfx Holdings Inc. (the Parent) is a New York Corporation which was formed in October 2004. The parent was formed to act as a holding company for its various subsidiaries.

COESfx, Inc., is a New York corporation, a wholly owned subsidiary, which was formed in May 2002 to introduce trades and other participants to its trading platform for currency trading. This company earns fees based upon the trading generated by the accounts of its customer.

COESfx Clearing Inc., is a wholly owned subsidiary of COESfx, Inc.. The business combination was accounted for as a purchase in 2002. The acquisition was made to consolidate similar business operations. The subsidiary is a commodity broker registered with the Commodity Futures Trading Commission (CFTC) as a futures commission merchant (“FCM”).

COESfx Direct, Inc., is a wholly owned subsidiary of the Parent, which was formed in New York as a corporation in April 2005. This subsidiary has not began operations I as of December 31, 2005.

Currency Order Execution Systems, Inc., is a wholly owned subsidiary of the Parent, which was formed in New York as a corporation in March 2002. This subsidiary began operations in 2002 and 100% of the outstanding stock of this company was acquired by the parent in 2005.

Spotfx Clearing Corp, is a wholly owned subsidiary of the parent, which was formed in Nevada in August 2005. This subsidiary became a National Futures association member, and a Futures Commission Merchant (“FCM”) on December 29, 2005. As of December 31, 2005 this company was funded but did not start operations as a FCM.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Principles of Consolidation:
The accompanying consolidated financial statements include the accounts of the Parent and its subsidiaries (collectively, the “Company”). All material intercompany transactions and balances have been eliminated in consolidation.

Revenue Recognition:
Commissions and related expenses are recorded on a trade date and transaction basis.

Use of Estimates:
The preparation of consolidated financial statements in conformity accounting principles generally accepted in The United States of America requires management to make estimates and assumptions the affect the reported amount of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
Furniture, Equipment and Leasehold Improvements:
Furniture, Equipment and Leasehold Improvements are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed using accelerated and straight-line methods over the estimated useful lives of the related assets which range from three to seven years. Leasehold Improvements are amortized over the shorter of the lease term or the estimated useful lives of the improvements.

COES FX HOLDINGS, INC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

3. BASIS OF PRESENTATION
The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying financial statements, the Company has incurred net income of $759,482 for the year ended December 31, 2004 and an accumulative loss of $2,027,404 from inception of its subsidiaries. The shareholders have indicated their intent to continue to fund, as needed, operations and working capital as well as to meet the Company’s regulatory requirements.

4. CLIENT FUNDS ON DEPOSIT and PAYABLES:
The Company maintains bank and brokerage accounts on an omnibus basis for client funds on deposits and Subsidiary funds. At December 31, 2005, the balances of such accounts was $5,275,837. The client fund payable at December 31, 2005 was $3,842,300.

5. FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS:
Furniture, equipment capital leases, and leasehold improvements is as follows at December 31, 2005:
Cost:	$1,854,719
Less:
Accumulated depreciation and amortization:	(870,350)
$984,369

6. STOCK:
The Parent has authorized 100,000,000 shares of common stock with a par value of $.0001 per share. As of December 31, 2005 there are 34,585,151 shares outstanding. Additionally, the parent has authorized 20,000,000 shares of preferred stock with a par value of $.0001 per share. As of December 31, 2005 there are no preferred shares outstanding.

7. INCOME TAXES
The Parent and its subsidiary file a consolidated federal income tax return and combined state return. The Parent makes all income tax payments directly to the taxing authorities and charges the Subsidiary for its share of the expense, which is computed as if the Subsidiary filed separate tax returns.
The Company has available at December 31, 2005 unused net operating loss carry forwards that may be applied against future taxable income.

8. LEASE OBLIGATION:
The Parent and its subsidiaries are obligated under a non-cancelable operating lease for office space in Plainview, New York. The lease will expire on December 31, 2007 and contains a provision for escalation based on a 3-1/2% increase on each subsequent anniversary.
A schedule of future minimum annual rental payments due is as follows:
2006	$153,228
2007	$131,444
$284,732

COES FX HOLDINGS, INC AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

9. NET CAPITAL REQUIREMENTS:
The Subsidiaries, Spotfx Clearing Corp and the subsidiary of COESfx, Inc are subject to the minimum capital requirements of the Commodities Future Trading Commission ("CFTC”). The Subsidiaries are required to maintain, “adjusted net capital” of $250,000 each. As of December 31, 2005 the minimum adjusted net capital requirements have been meet.

10. OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:
The Company’s exposure to credit risk arises from possibility that a counterparty to a transaction might fail to perform under its contractual commitment, resulting in the Company incurring a loss. The Company has credit guideline that limit the Company’s credit exposures to any one counterparty. Specific credit risk limits based on the credit guidelines are also in place for each counterparty.

In the normal course of business, the Company’s customer and correspondent clearance activities involve the execution, settlement, and financing of various customer transactions. These activities may expose the Company to off-balance sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and the Company has to purchase or sell the financial instrument underlying the contract at a loss.
The Company’s customer Fx spot currency activities are transacted on either a cash or margin basis. In margin transactions, the Company extends credit to its customers, subject to various regulatory and internal margin requirements, collateralized by cash in the customers’ accounts. Such transactions may expose the Company to significant off-balance sheet risk in the event margin deposits are not sufficient to fully cover losses that customers may incur. In the event the customer fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market process to fulfill the customer’s obligations.

The Company seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral in compliance with various internal guidelines. The Company monitors required margin levels daily and, pursuant to such guidelines, requires the customer to deposit additional collateral, or to reduce positions, when necessary.
In addition, the Company establishes credit limits for such activities and monitors compliance on a daily basis. From time to time, the Company maintains cash at a bank in excess of FDIC insured limited and is exposed to the risk concentration.

11. RELATED PARTY TRANSACTIONS

Am agreement dated Feb 1, 2005 between CoesFx Clearing and CoesFX Inc., whereby Coes Fx Inc. agrees to be responsible for and pay for all obligations and business expenses of Coes Fx Clearing. All expenses paid by Coes FX Inc. Will not be construed as a loan to Coes FX Clearing and CoesFX Clearing will have no obligation to repay Coes FX Inc. for any expenses paid. In addition, Coes FX Inc will charge a management fee based on net income generated by Coesfx Clearing, to be paid within 3 business days of invoice issued.

12. SUBSEQUENT EVENTS

Coes FX Clearing transferred all its Customer accounts including balances and positions to its affiliate Futures Commission Merchant (FCM), Spot FX Clearing Corp. as of close of business June 9, 2006. Coes FX Clearing Inc. filed a withdrawal notice from registration as a Futures Commission Merchant and NFA member on June 16, 2006.

XLFX INC. (f/k/a COES FX, HOLDINGS, INC. AND SUBSIDIARIES)
Comparative Consolidated Balance Sheet
As of March 31,

ASSETS	2007	2006

Current Assets
Cash	$15,583	$389,981
Client funds	-	4,245,358
Advances receivable	9,200	-
Clearing income receivable	-	5,000
Prepaid expenses	-	53,395
Total Current Assets	24,783	4,693,734

Fixed Assets
Property and equipment (net of accumulated depreciation)	12,065	24,981
Trading platform (net of accumulated amortization)	982,052	837,027
Total Fixed Assets	994,117	862,008

Other Assets
Lease security deposit	22,685	22,809
Non current receivables	-	29,750
Total Other Assets	22,685	52,559

Total Assets	1,041,585	5,608,301

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Accounts payable and accrued expenses	549,561	482,006
Loans payable	145,000	-
Client funds payable	7,763	2,915,165
Officer loan payable	80,667	-
Total Liabilities	782,991	3,397,171

STOCKHOLDERS' EQUITY
Common stock 100,000,000 shares authorized
44,298,274 shares and 34,585,581 shares issued and outstanding as March 31, 2007 and 2006 respectively	4,430	3,459
Additional paid in capital	3,889,907	3,591,744
Retained earnings (deficit)	(3,635,743)	(1,384,073)
Total Equity	258,594	2,211,130

Total Liabilities and Equity	$1,041,585	$5,608,301

See accompanying notes to the comparative consolidated financial statements.

XLFX, INC. (f/k/a Coes FX Holdings and Subsidiaries)
Comparative Consolidated Statement of Income and Expenses
For the Three Months Ended March 31,

	2007	2006
REVENUE
Clearing and related transaction fees income	$-	$1,032,734
Other income	3,371	43,428

Total Revenue	3,371	1,076,162

EXPENSES
Administrative expenses	252,562	844,119
Depreciation and amortization	101,926	81,852
System and technology expenses	67,006	71,214
Introducing broker commissions	6,875	108,429
Total Expenses	428,369	1,105,614

Net income / (loss)	$(424,998)	$(29,452)

See accompanying notes to the comparative consolidated financial statements.

XLFX INC. (f/k/a COES FX, HOLDINGS, INC. AND SUBSIDIARIES)
Consolidated Statement of Stockholders' Equity

			CAPITAL	RETAINED
	COMMON STOCK		IN EXCESS	EARNINGS
	SHARES	AMOUNT	OF PAR	(Deficit)
Balance at January 1, 2006	34,585,151	$3,459	3,564,384	(1,354,621)

Net (loss) for the three months ended March 31, 2006				(29,452)
Sale of warrants			27,360

Balance at March 31, 2006	34,585,151	3,459	3,591,744	(1,384,073)

Share issued and sold during the nine months ended December 31, 2006	9,713,723	971	298,163
Net (loss) for the nine months ended December 31, 2006				(1,826,672)

Balance at January 1, 2007	44,298,874	4,430	3,889,907	(3,210,745)

Net (loss) for the three months ended March 31, 2007	-	-		(424,998)

Balance at March 31, 2007	44,298,874	$4,430	$3,889,907	$(3,635,743)

See accompanying notes to the comparative consolidated financial statements.

XLFX, INC. (f/k/a Coes FX Holdings and Subsidiaries)
Comparative Consolidated Statement of Cash Flows
For The Three Months Ended March 31,

	2007	2006
Cash flow from operating activities:
Net income (loss)	$(424,998)	$(29,452)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	101,926	81,852
Changes in assets and liabilities:
(Increase) decrease in client funds on deposit	-	1,020,579
(Increase) decrease in rebate receivable	3,670
(Increase) decrease in advances receivable	(9,200)	-
(Increase) decrease in clearing income receivable	-	(5,000)
(Increase) decrease in prepaid expenses	-	(5,908)
(Increase) decrease in security deposit receivable	124	100
(Increase) decrease in non current receivables	-	32,116
Increase (decrease) in accounts payable	275,428	(68,063)
Increase (decrease) in client funds payable	-	(927,045)
Net cash provided by operations	(53,050)	99,179

Cash flow from investing activities:
Purchase of fixed assets	(279,619)	(36,191)
Cash provided from (for) investing activities	(279,619)	(36,191)

Cash flow from financing activities:
Increase (decrease) in loan payable	145,000	-
Cash flow provided from (for) financing activities	145,000	-

Net increase in cash and cash equivalent	(187,669)	62,988
Cash and cash equivalents at beginning of year	203,252	292,677

Cash and cash equivalents at end of year	$15,583	$355,665

Cash paid for interest and income taxes as follows:
Interest	$-	$-
Corporate income taxes paid	$-	$5,200

See accompanying notes to the comparative consolidated financial statements.

XLFX, INC. (f/k/a COES FX HOLDINGS, INC) AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies:

a.	Organization and Business Operations

XFFL, INC. (f/k/a COESfx Holdings, Inc and Subsidiaries) (the Company) consist of the following companies:
XLFX, INC. (f/k/a COESfx Holdings Inc.) (the Parent) a corporation formed in October 2004, under the laws of the State of New York, to act as a holding company for its various subsidiaries.
COESfx Inc. a corporation formed in May 2002, under the laws of the State of New York, and is a wholly owned subsidiary of COESFX Holdings, Inc. This company was founded to develop and provide the foreign exchange (FX) industry with the first completely integrated, real time, electronic currency network trading platform (the Trading Platform). The Trading Platform was designed to allow all FX market traders access to a central exchange capable of providing unsurpassed liquidity where FX order flow is executed and settled anonymously at the best bid/ask spread available in the market. The company earns fees on each trade using the Trading Platform.
COESfx Direct Inc. a corporation formed in April 2005, under the laws of New York State. This Company introduces traders and other participants to the Trading Platform. This company earned a share of the income generated by these traders.
COESfx Clearing Inc. a corporation formed in July 2001, under the laws of the State of New York, and is a wholly owned subsidiary of COESfx Inc. COESfx Clearing was a member of the National Futures Association (“NFA”) until transferring its customers’ accounts to an affiliate, Spot FX Clearing, Corp. On June 16 2006, COESfx Inc. filed a withdrawal notice with the NFA.
Spot FX Clearing Corp, a corporation formed in August 2005, under the laws of the state of Nevada, and is a wholly owned subsidiary of COESfx Holdings, Inc. Spot FX Clearing Corp transferred its customers to an unaffiliated entity in or about October 2006. Spot FX Clearing Corp filed a withdrawal notice with the NFA in or about November 2006.

b.	Basis of Presentation and Principles of Consolidation

The consolidated financial statements include all wholly owned subsidiaries and variable interest entities as defined by Financial Accounting Standards Board (FASB) Interpretation No. 46 Consolidation of Variable Interest Entities. All significant intercompany transactions and balances have been eliminated. The Parent has prepared the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America. The financial information reflects all adjustments which are, in the opinion of management, necessary to provide fair consolidated balance sheets, consolidated statements of income and cash flows for the period presented. Such adjustments are normal and recurring except as otherwise noted.

c.	Use of Estimates

The preparation of consolidated financial statements in conformity accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that effect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.  Actual results could differ from these estimates.

XLFX, INC. (f/k/a COES FX HOLDINGS, INC) AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

d.	Cash and Cash Equivalents

The Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents

e.	Property and Equipment

Property and equipment are stated at cost reduced by accumulated depreciation (Note 3). Depreciation is computed using the Straight-line method based on estimated useful life of the assets, or in the case of leasehold improvements, the shorter of the initial lease term or estimated useful life of the asset. The Companies reviews the remaining estimated useful lives of its property and equipment at each balance sheet date and will make adjustments to the estimated remaining useful lives whenever events or changes in circumstances indicate the remaining useful lives have changed. Maintenance and repairs are expensed as incurred.

f.	Trading Platform

The Company capitalizes costs, internal and external, direct and incremental costs related to the Trading Platform development in accordance with AICPA Statement of Position 98-1, Accounting for Costs of Computer Software Developed or Obtained for Internal Use. Development costs incurred during the preliminary or maintenance project stage are expensed as incurred, while costs incurred during the application development stage are capitalized and are amortized using the straight-line method over their useful life, not to exceed five years. Amortization of the capitalized costs begins only when the software becomes ready for its intended use. General and administrative costs related to developing or obtaining such software is expensed as incurred.

g.	Revenue Recognition

The Company earned its revenue in various ways. It received a transaction fees for each transaction executed using its trading Platform, the clearing companies earned additional revenue from interest earned on client’s funds as well as interest differential on swaps and  roll-overs. The Company earned commissions and rebates from licensed users of the Trading Platform. Commissions, rebates and related expenses are recorded on a trade date and transaction basis.

2. Going Concern

The accompanying balance sheet has been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern.  The Company has sustained substantial losses since inception and at March 31, 2007 an accumulated deficit of $3,635,743 and its current liabilities of $782,991 exceeded its current assets by approximately $758,000. These factors raise substantial doubt about the ability of the Company to continue as a going concern. As of the financial statement date, the Company is seeking an additional capital infusion through the issuance of a new class of preferred stock.

XLFX, INC. (f/k/a COES FX HOLDINGS, INC) AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

3.  Advances Receivable

The Company has advanced funds to an employee during the three months ended March 31, 2007. These funds will be repaid within the year, do not accrue interest.

4.  Fixed Assets

Property and Equipment consist of the following:
Description	Cost
Furniture & Fixtures	$14,720
Computer equipment	221,078
Leasehold Improvements	18,500
Telephone system	15,642
Total cost	269,940

Less: accumulated depreciation	257,425
Net property and equipment	$12,065

Depreciation and amortization expense for the three months ended March 31, 2007 on the property and equipment was $2,554. As discussed in note 1(e) to the financial statements, depreciation on furniture, fixtures and equipment, and amortization of leasehold improvements is computed under the Straight-line method. Depreciation and amortization is calculated using three years for computers, five years for the telephone equipment, ten years for furniture and fixtures, and the remaining lease term for the leasehold improvements.

The Trading Platform consists of software and programming that has been capitalized as follows:
Year ended December 31,	Cost
2002	$445,730
2003	520,261
2004	342,374
2005	276,865
2006	262,400
2007	279,619
Total cost	2,127,249

Less accumulated amortization	(1,145,197)

Net trading platform	$801,804

Amortization expense for the three months ended March 31, 2007 on the trading platform was $99,372. As discussed in Note 1(f) of the Trading Platform is computed using the straight-line method over a five year period.

XLFX, INC. (f/k/a COES FX HOLDINGS, INC) AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

5.  Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses represent expenses that the Company has incurred in its normal course of business.

6.  Clients’ Funds Payable

These funds were sent to various clients, using regular US Mail and the addresses of record, when the Company ceased operating as a clearing firm. They were returned as “undeliverable” by the Post Office. The Company is currently making its best effort to locate these former clients. If the Company is not successful in locating these clients, the funds will be remitted to the appropriate government agency(s) for abandoned funds.

7. Officer’s Loan Payable

An officer of The Company has advanced to Spot FX Clearing Corp the sum of $80,000 in an exchange for a promissory note dated September 29, 2006. This note is guarantee by the Parent company, is a demand instrument and bears interest at 5% per annum. The note may be prepaid at any time without penalty and includes a 15% late charge if payment is not made within one day of demand. Interest of $667 has been accrued on this note as of December 31, 2006.

8. Income Taxes

The Company does not have a provision for federal income taxes due to a significant Net Operating Loss carry forward available for its use.

9. Lease Obligation:

The Company leases office space in Plainview, New York. The lease is non-cancelable and expires on December 31, 2007.
The Company leases office equipment, with varying expiration dates. These leases are operating leases, and have not been capitalized or shown as a liability.
The Company has entered into lease agreements with various technology companies to provide internet, “housing” for the Trading Platform, and implementation and maintenance of technology necessary for the enhancement of the Trading Platform. The contract to house the Trading Platform expires December 31, 2007 and will need to be renewed or replaced.
The Company is obligated under these leases as follows:

YEAR	AMOUNT OF LEASE PAYMENTS
2007	$700,869
2008	53,079
2009	- 0 -
2010	- 0 -
2011	- 0 -

XLFX, INC. (f/k/a COES FX HOLDINGS, INC) AND SUBSIDIARIES
NOTES TO THE FINANCIAL STATEMENTS

10.  Subsequent Events:

The Company has a non-reconciled differential between their books and the books of one of their liquidity providers in the amount of $623,733. This amount is reflected as a reduction of clearing and other transaction fee income for the year ended December 31, 2006. The Company intends to engage a forensic accountant to investigate this discrepancy in order to attempt to recoup this difference in the coming year. However due to the uncertainty of its ability to recover such difference, management has elected not to accrue a receivable at this time and will recognize any recovery as other income when and if received.

The Company is currently negotiating a reverse merger with a public company. When the merger is consummated the current shareholders of the public company will own 3% of the new company outstanding common stock. Prior to the merger certain investors will be placing in escrow funds that will be used to purchase COES FX Holdings, Inc preferred stock. This preferred stock will contain rights to acquire preferred stock in the newly merged company. If all rights are executed existing shareholders in the public company will own approximately 2.32% of the issued stock in the new company, and the current shareholders of the Company will own 75%.

As discussed in Note 1a, as of October 2006, the Company no longer functions as a FCM or clearing firm. In 2006 the Company discontinued its clearing operations, which were formerly performed by the Company’s wholly owned subsidiaries Spot FX Corp. and Coes FX Clearing Inc. These companies withdrew their memberships with the NFA and as a result thereof the Company no longer functions as an FCM or clearing firm. In order for the Company to generate clearing revenues on the ECN Platform, the Company will be required to enter into at least one agreement and/or acquire an ownership interest in a NFA registered FCM, and/or foreign based clearing firm. The Company believes it will have such an agreement by the second quarter of 2007.

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial information has been prepared from the financial statements of SFG Financial Corp, a Delaware corporation (“SFG”), and XLFX, Inc. (f/k/a COESFGX Holdings, Inc), a New York corporation (Coes), adjusted to reflect the merger (the “Merger”) of Coes with and into a wholly owned subsidiary of SFG treating the Merger as a Type B reorganization.

The unaudited pro forma condensed balance sheet has been prepared to reflect the Merger and issuance of 8.08081 shares of SFG stock for each outstanding share of Coes stock, as if the Merger occurred April 30, 2007.

The pro forma statements should be read in conjunction with SFG’s and Coe’s historical financial statements. The pro forma information presented is for informational purposes only and is not necessarily indicative of future earnings or financial position would have been had the Merger been completed on February 1, 2006 or as of April 30, 2007. Historical financial statements of SFG can be found in SFG’s ANNUAL Report on form 10-K for the fiscal year ended January 31,  2007, and in SFG’s Form 10-Q for the quarter ended April 30, 2007, which are incorporated herein by reference. Coes’ historical financial statements for the Year ended December 31, 2007 and the Quarter ended March 31, 2007 which can be found incorporated herein by reference.

Unaudited Pro Forma Condensed Balance Sheet
As of April, 2007

	SFG Financial, Corp.	XLFX, Inc.	Merger pro forma adjustments		SFG Financial Corp. Pro Forma
ASSETS
Current Assets
Cash	$20	$15,583	$-		$15,603
Advances recievable	-	9,200			9,200
Total Current Assets	20	24,783	-		24,803
Fixed Assets					-
Property and equipment (net of accumulated depreciation of $293,873)	-	12,065			12,065
Trading platform (net of accumulated amortization of $1,009,884)	-	982,052			982,052
Total Fixed Assets	-	994,117	-		994,117
Other Assets					-
Lease security deposit	-	22,685			22,685
Total Other Assets	-	22,685			22,685
Total Assets	20	1,041,585	-		1,041,605

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Accounts payable and accrued expenses	79,796	549,561			629,357
Loans payable	76,665	145,000	(76,665)	1	145,000
Due to related parties	23,185	-			23,185
Client funds payable	-	7,763			7,763
Officer loan payable	-	80,667			80,667
Total Liabilities	179,646	782,991	(76,665)		885,972
STOCKHOLDERS' EQUITY
Common stock	5,514	4,430	357,747	1,2	367,691
Additional paid in capital	2,502,351	3,889,907	(3,916,825)	1,2	2,475,433
Retained earnings (deficit)	(2,676,491)	(3,635,743)	3,635,743	2	(2,676,491)
Accumulated other non-shareowner changes in equity	(11,000)	-			(11,000)
Total Equity	(179,626)	258,594	76,665		155,633
Total Liabilities and Equity	$20	$1,041,585	$-		$1,041,605

NOTE TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
AS OF APRIL 30, 2007

The unaudited pro forma condensed balance sheet includes the pro forma adjustments to reflect the Merger as if it took place on March 31, 2007.

Merger Pro Forma Adjustments

1.	Adjustment to reflect the sale of 5,613,856 shares of SFG common stock to CMA, LLC in exchange for the cancellation of debt.

2.	Adjustment to reflect the reorganization of SFG and Coes.

Unaudited Pro Forma Condensed Statement of Operations
For The Quarter Ended April 30, 2007

	SFG Financial, Corp.	XLFX, Inc.	Merger pro forma adjustments		SFG Financial Corp. Pro Forma
REVENUE
Other income	$-	$3,371	$-		$3,371
Total Revenue	-	3,371	-		3,371

EXPENSES
Administrative expenses	13,217	252,561	(11,000)	a	254,778
Depreciation and amortization		101,926			101,926
System and technology expenses		67,006			67,006
Introducing broker commissions		6,875			6,875
Total Expenses	13,217	428,368	(11,000)		430,585

Net income / (loss)	$(13,217)	$(424,997)	$11,000		$(427,214)

Unaudited Pro Forma Condensed Statement of Operations
For The Year Ended January 31, 2007

	SFG Financial, Corp.	XLFX, Inc.	Merger pro forma adjustments		SFG Financial Corp. Pro Forma
REVENUE
Clearing and related transaction fees	$-	$1,828,043	$-		$1,828,043
Commission income	-	417,343	-		417,343
Other income	-	133,656	-		133,656
Total Revenue	-	2,379,042	-		2,379,042

EXPENSES
Administrative expenses	132,419	3,067,114	(122,446)	a	3,077,087
Depreciation and amortization	-	353,648	-		353,648
System and technology expenses	-	354,166	-		354,166
Introducing broker commissions	-	460,238	-		460,238
Corporate Taxes	688	-	-		688
Total Expenses	133,107	4,235,166	(122,446)		4,245,827

Net income / (loss)	$(133,107)	$(1,856,124)	$122,446		$(1,866,785)

NOTE TO UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE PERIODS ENDED APRIL 30, 2007 AND JANUARY 31, 2007

Merger Pro Forma Adjustments:

A.  Adjustment for SFG consulting expenses occurred in connection with Merger.

Exhibit A

CERTIFICATE OF AMENDMENT
TO THE AMENDED CERTIFICATE OF INCORPORATION OF
SFG FINANCIAL CORPORATION

The undersigned, being the Acting Chief Executive Officer of SFG FINANCIAL CORPORATION, a corporation existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.         The name of the Corporation is SFG FINANCIAL CORPORATION. The date of filing the original certificate of incorporation with the Secretary of State of Delaware was November 9, 1983.

2.         Article FOURTH of the certificate of incorporation of the Corporation is hereby superceded and replaced as follows:

“FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001 per share. The second class of stock shall be Preferred Stock, par value $0.001 per share.  The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The outstanding shares of Common Stock shall be reverse split on a 1-for-7.351808 basis, effective as of *, 2008.  The number of authorized, but unissued shares shall not be affected by the reverse stock split.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.001	125,000,000
Preferred	$0.001	10,000,000

Totals		135,000,000”

3.          The foregoing amendment shall be effective as of  *,2008.

4.         The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation’s Board of Directors and a majority of the Corporation’s shareholders in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Corporation's Certificate of Incorporation to be signed by Ralph Balzano, its Acting Chief Executive Officer, this ____ day of ________ 2008.

SFG Financial Corporation

By:	_______________________________
Ralph Balzano
Acting Chief Executive Officer

Exhibit B

SFG FINANCIAL CORPORATION
2008 INCENTIVE STOCK PLAN

This SFG Financial Corporation 2008 Incentive Stock Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company.  These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	"Board" - The Board of Directors of the Company.

(b)	"Change in Control" - Means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(i)
The acquisition in one or more transactions by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of shares or other securities (as defined in Section 3(a)(10) of the Exchange Act) representing 40% or more of outstanding Stock; provided, however, that a Change in Control as defined in this clause (1) shall not be deemed to occur in connection with any acquisition by the Company, an employee benefit plan of the Company or any Person who immediately prior to the effective date of this Plan is a holder of Stock (a "Current Stockholder") so long as such acquisition does not result in any Person other than the Company, such employee benefit plan or such Current Stockholder beneficially owning shares or securities representing 40% or more of the outstanding Stock; or

(ii)
Any election has occurred of persons as directors of the Company that causes two-thirds or more of the Board to consist of persons other than (i) persons who, were members of the Board on the effective date of this Plan and (ii) persons who were nominated by the Board for election as members of the Board at a time when at least two-thirds of the Board consisted of persons who were members of the Board on the effective date of this Plan; provided, however, that any person nominated for election by the Board when at least two-thirds of the members of the Board are persons described in subclause (i) or (ii) and persons who were themselves previously nominated in accordance with this clause (2) shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in subclause (ii); or

(iii)
Approval by the stockholders of the Company of a reorganization, merger, consolidation or similar transaction (a "Reorganization Transaction"), in each case, unless, immediately following such Reorganization Transaction, more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of the corporation or other entity resulting from or surviving such Reorganization Transaction and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the outstanding Stock immediately prior to such Reorganization Transaction in substantially the same proportions as their ownership of the outstanding Stock immediately prior to such Reorganization Transaction; or

(iv)
Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company to a corporation or other entity, unless, with respect to such corporation or other entity, immediately following such sale or other disposition more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of such corporation or other entity and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the outstanding Stock immediately prior to such sale or disposition in substantially the same proportions as their ownership of the outstanding Stock immediately prior to such sale or disposition.

(c)	"Code" - The Internal Revenue Code of 1986, as amended from time to time.

(d)
"Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(e)	"Company" – SFG Financial Corporation and its subsidiaries including subsidiaries of subsidiaries.

(f)	"Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

(g)	"Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(h)
"Grant" - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(i)	"Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(j)
"Option" - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."

(k)	"Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(l)	"Restricted Stock Purchase Offer" - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(m)	"Securities Act" - The Securities Act of 1933, as amended from time to time.

(n)	"Stock" - Authorized and issued or unissued shares of common stock of the Company.

(o)	"Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.
Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.	Eligibility.

(a)
General:  The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)
Incentive Stock Options:  Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)
Nonstatutory Option:  The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d)	Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.	Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)
Number of Shares:  Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed Five Million (5,000,000).  If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)
Reservation of Shares:  The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)
Application of Funds:  The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)	No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.
Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1,Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i)
Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii)
Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)
Medium and Time of Payment:  The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)
in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii)
through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the Delaware corporations law as may be acceptable to the Board.

(d)
Term and Exercise of Options:  Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)
Termination of Status as Employee, Consultant or Director:  If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, within 30 days after such termination (or, in the event of "termination for good cause" as that term is defined in Delaware case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of "termination for cause" or removal of a director), the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)
Disability of Optionee:  If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)
Death of Optionee:  If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)
Recapitalization:  Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization.  In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)
Rights as a Shareholder:  An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)
Modification, Acceleration, Extension, and Renewal of Options:  Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities laws. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)
Exercise Before Exercise Date:  At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)
Other Provisions:  The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities laws, Delaware corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(n)
Repurchase Agreement:  The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion ("Repurchase Agreement"), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the applicable state securities laws; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6.	Stock Awards and Restricted Stock Purchase Offers.

(a)	Types of Grants.

(i)
Stock Award.  All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit C.

(ii)
Restricted Stock Purchase Offer.  A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit D.

(b)
Conditions and Restrictions.  Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)
Cancellation and Rescission of Grants.  Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

(i)
A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(ii)
A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(iii)
A Participant, pursuant to the Company's Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv)
Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

(d)	Nonassignability.

(i)
Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)
Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e)
Termination of Employment.  If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i)
Retirement Under a Company Retirement Plan.  When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)
Rights in the Best Interests of the Company.  When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

(iii)	Death or Disability of a Participant.

(1)
In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)
In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)
After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7.
Change in Control. Unless otherwise provided in the applicable award agreement, in the event of a Change in Control, all vesting restrictions applicable to the Grant shall terminate fully and the Participant shall immediately have the right to the delivery of share certificates or exercise of Options.

8.
Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

9.
Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

10.
Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

11.
Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

12.
Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

13.
Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

14.
Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

15.
Effective and Termination Dates. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 9.

The foregoing 2008 Incentive Stock Plan (consisting of 16 pages, including this page) was duly adopted and approved by the Board of Directors on January 15, 2008.

SFG FINANCIAL CORPORATION By: /s/ Ronald Balzano Ronald Balzano Its: Acting Chief Executive Officer

EXHIBIT A

SFG FINANCIAL CORPORATION
INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between SFG Financial Corporation, a Delaware corporation (the "Company"), and the employee of the Company named in Section 1(b). ("Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)	Date of Option:	___________________

(b)	Optionee:	___________________

(c)	Number of Shares:	___________________

(d)	Exercise Price:	___________________

2.  Acknowledgements.

(a)	Optionee is an employee of the Company.

(b)       The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2008 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted.

(c)       The Board has authorized the granting to Optionee of an incentive stock option ("Option") as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3.  Shares; Price.  The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than the fair market value per share of the Shares covered by this Option as of the date hereof (unless Optionee is the owner of Stock possessing ten percent or more of the total voting power or value of all outstanding Stock of the Company, in which case the Exercise Price shall be no less than 110% of the fair market value of such Stock).

4.  Term of Option; Continuation of Employment.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate five (5) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of such five (5) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.  Vesting of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee's employment in [four (4) equal annual installments of twenty-five percent (25%) of the Shares covered by this Option, the first installment to be exercisable on the twelve (12) month anniversary of the date of this Option (the "Initial Vesting Date"), with an additional twenty-five percent (25%) of such Shares becoming exercisable on each of the three (3) successive twelve (12) month periods following the Initial Vesting Date.]  The installments shall be cumulative (i.e., this option may be exercised, as to any or all Shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6.  Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.  Termination of Employment.  If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time within one year following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing one year period shall be extended in the discretion of the Board of Directors to up to one (1) year and six (6) months; or (ii) if Optionee is terminated "for cause" as that term is defined under Delaware Law and case law related thereto, or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.  Death of Optionee.  If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death, as such may be accelerated by the Board of Directors; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.  Additional Consideration.  Should the Internal Revenue Service determine that the Exercise Price established by the Board as the fair market value per Share is less than the fair market value per Share as of the date of Option grant, Optionee hereby agrees to tender such additional consideration, or agrees to tender upon exercise of all or a portion of this Option, such fair market value per Share as is determined by the Internal Revenue Service.

12. Modifications, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, and Section 422 of the Code.

13.  Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN INCENTIVE STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14.  Effects of Early Disposition.  Optionee understands that if an Optionee disposes of shares acquired hereunder within two (2) years after the date of this Option or within one (1) year after the date of issuance of such shares to Optionee, such Optionee will be treated for income tax purposes as having received ordinary income at the time of such disposition of an amount generally measured by the difference between the purchase price and the fair market value of such stock on the date of exercise, subject to adjustment for any tax previously paid, in addition to any tax on the difference between the sales price and Optionee's adjusted cost basis in such shares. The foregoing amount may be measured differently if Optionee is an officer, director or ten percent holder of the Company. Optionee agrees to notify the Company within ten (10) working days of any such disposition.

15.  Stand-off Agreement.  Optionee agrees that in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

16.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a)  Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's employment by the Company, voluntary or involuntary and without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)  Repurchase Right on Termination for Cause.  In the event Optionee's employment is terminated by the Company "for cause", then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)  Exercise of Repurchase Right.  Any Repurchase Right under Paragraphs 16(a) or 16(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 16.

(d)  Right of First Refusal.  In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions.  Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers.  Notwithstanding any provisions in this Section 16 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 16(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g)  Release of Restrictions on Shares.  All other restrictions under this Section 16 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

17.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

18.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

COMPANY:	SFG Financial Corporation By: ___________________________ Name: _________________________ Title: __________________________

OPTIONEE:	By: _________________________ (signature) Name: _________________________

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing INCENTIVE STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

SFG Financial Corporation

Re: Incentive Stock Option

Notice is hereby given pursuant to Section 6 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Incentive Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2008 Incentive Stock Plan.

By: ________________________ (signature) Name: ________________________

Appendix A

EXHIBIT B-1

SFG FINANCIAL CORPORATION
EMPLOYEE NONSTATUTORY STOCK OPTION AGREEMENT

This Employee Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between SFG Financial Corporation, a Delaware corporation (the "Company"), and the following employee of the Company ("Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)	Date of Option:	___________________
(b)	Optionee:	___________________
(c)	Number of Shares:	___________________
(d)	Exercise Price:	___________________

2.  Acknowledgements.

(a) Optionee is an employee of the Company.

(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2008 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3.  Shares; Price.  Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than eighty-five percent (85%) of the fair market value per share of the Shares covered by this Option as of the date hereof.

4.  Term of Option; Continuation of Service.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, five (5) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of such five (5) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

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5.  Vesting of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee's employment in five (5) equal annual installments of twenty percent (20%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option, with an additional twenty percent (20%) of such Shares becoming exercisable on each of the four (4) successive anniversary dates. The installments shall be cumulative (i.e., this option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6.  Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.  Termination of Employment.  If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time within one year following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing one year period shall be extended up to one (1) year and six (6) months In the discretion of the Board of Directors; or (ii) if Optionee is terminated "for cause" as that term is defined under Delaware Law and case law related thereto, or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

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8.  Death of Optionee.  If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death, as such may be accelerated by the Board of Directors; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

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In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.  Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.  Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code and the Delaware Law.  Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13.  Investment Intent; Restrictions on Transfer.

(a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

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(b)  Optionee further represents that Optionee has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c)  Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14.  Stand-off Agreement.  Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

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15.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's employment by the Company, voluntary or involuntary and without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Optionee's employment is terminated by the Company "for cause", then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

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(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

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17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

COMPANY:	SFG Financial Corporation By: ___________________________ Name: _________________________ Title: __________________________

OPTIONEE:	By: _________________________ (signature) Name: _________________________

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing INCENTIVE STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

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Appendix A

NOTICE OF EXERCISE

SFG Financial Corporation
Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2008 Incentive Stock Plan.

By: _______________________ (signature) Name: ______________________

Appendix A

EXHIBIT B-2

SFG FINANCIAL CORPORATION
NONSTATUTORY STOCK OPTION AGREEMENT

This Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between SFG Financial Corporation, a Delaware corporation (the "Company"), and the following Director of the Company ("Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)	Date of Option:	___________________
(b)	Optionee:	___________________
(c)	Number of Shares:	___________________
(d)	Exercise Price:	___________________

2.  Acknowledgements.

(a)  Optionee is a member of the Board of Directors of the Company.

(b)  The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2008 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted; and

(c)  The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3.  Shares; Price.  Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than eighty-five percent (85%) of the fair market value per share of the Shares covered by this Option as of the date hereof.

4.  Term of Option; Continuation of Service.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten (10) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of such ten (10) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.  Vesting of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term that Optionee serves as a Director of the Company in three (3) equal annual installments of thirty-three and one-third percent (33 1/3%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option, with an additional thirty-three and one-third percent (33 1/3%) of such Shares becoming exercisable on each of the two (2) successive anniversary dates. The installments shall be cumulative (i.e., this option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this Option).

6.  Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.  Termination of Service.  If Optionee shall cease to serve as a Director of the Company for any reason, no further installments shall vest pursuant to Section 5, and the maximum number of Shares that Optionee may purchase pursuant hereto shall be limited to the number of Shares that were vested as of the date Optionee ceases to be a Director (to the nearest whole Share). Thereupon, Optionee shall have the right to exercise this Option, at any time during the remaining term hereof, to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceases to be a Director as such may be accelerated by the Board of Directors; provided, however, if Optionee is removed as a Director pursuant to the Delaware corporation law, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a Director as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.  Death of Optionee.  If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within twelve (12) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death, as such may be accelerated by the Board of Directors; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

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9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

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The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.  Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.  Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code and the Delaware Law.  Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13.  Investment Intent; Restrictions on Transfer.

(a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

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(b)  Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14.  Stand-off Agreement.  Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

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(a)  Repurchase Right on Termination Other Than by Removal.  For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's service as a director; (ii) death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, and upon mutual agreement of the Company and Optionee, the Company may repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)  Repurchase Right on Removal.  In the event Optionee is removed as a director pursuant to Delaware Law, or Optionee voluntarily resigns as a director prior to the date upon which the last installment of Shares becomes exercisable pursuant to Section 5, then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon removal or resignation all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of such removal or resignation, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)  Exercise of Repurchase Right.  Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

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(d)  Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g)  Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

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IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

COMPANY:	SFG Financial Corporation By: _________________________ Name: _______________________ Title: _______________________

OPTIONEE:	By: _______________________ (signature) Name: _______________________

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing INCENTIVE STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

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Appendix A

NOTICE OF EXERCISE

SFG Financial Corporation
Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2008 Incentive Stock Plan.

By: ________________________ (signature) Name: _______________________

Appendix A

EXHIBIT B-3

SFG FINANCIAL CORPORATION

CONSULTANT NONSTATUTORY STOCK OPTION AGREEMENT

This Consultant Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between SFG Financial Corporation, a Delaware corporation (the "Company"), and the following consultant to the Company (herein, the "Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)	Date of Option:	___________________
(b)	Optionee:	___________________
(c)	Number of Shares:	___________________
(d)	Exercise Price:	___________________

2.  Acknowledgements.

(a)  Optionee is an independent consultant to the Company, not an employee;

(b)  The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2008 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted; and

(c)  The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3.  Shares; Price.  The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than eighty-five 85% of the fair market value per share of the Shares covered by this Option as of the date hereof.

4.  Term of Option.  This Option shall expire, and all rights hereunder to purchase the Shares, shall terminate ten (10) years from the date hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate Optionee as a consultant to the Company, or to increase or decrease the compensation paid to Optionee from the rate in effect as of the date hereof.

5.  Vesting of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the period that Optionee serves as a consultant of the Company in equal annual installments, each installment covering a fraction of the Shares, the numerator of which is one (1) and the denominator of which is the number of years in the term of this Option (not to exceed 5). The first installment shall become exercisable on the first anniversary of the date of this Option, and an additional installment shall become exercisable on each successive anniversary date during the term of this Option, except the last such anniversary date. The final installment shall become exercisable ninety days prior to the expiration of the term of this Option. The installments shall be cumulative (i.e., this option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6.  Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

7.  Termination of Service.  If Optionee's service as a consultant to the Company terminates for any reason, no further installments shall vest pursuant to Section 5, and Optionee shall have the right at any time within thirty (30) days following such termination of services or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceased to be a consultant to the Company, as such may be accelerated by the Board of Directors; provided, however, if Optionee is terminated for reasons that would justify a termination of employment "for cause" as contemplated by Delaware state law and case law related thereto, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a consultant to the Company as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.  Death of Optionee.  If the Optionee shall die while serving as a consultant to the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within ninety (90) days after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death, as such may be accelerated by the Board of Directors; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

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9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of the issuance of shares following exercise of this to Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company."

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board; provided, however, if Optionee shall be a consultant at the time such Reorganization is approved by the stockholders, Optionee shall have the right to exercise this Option as to all or any part of the Shares, without regard to the installment provisions of Section 5, for a period beginning 30 days prior to the consummation of such Reorganization and ending as of the Reorganization or the expiration of this Option, whichever is earlier, subject to the consummation of the Reorganization. In any event, the Company shall notify Optionee, at least 30 days prior to the consummation of such Reorganization, of his exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

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The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.  Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.  Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13.  Investment Intent; Restrictions on Transfer.

(a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

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(b)  Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c)  Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ___________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14.  Stand-off Agreement.  Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of up to one year following the effective date of registration of such offering.

15.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

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(a)  Repurchase Right on Termination Other Than for Cause.  For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's service as a consultant, voluntary or involuntary and without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)  Repurchase Right on Termination for Cause.  In the event Optionee's service as a consultant is terminated by the Company "for cause" (as contemplated by Section 7), then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon any such termination of service for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)  Exercise of Repurchase Right.  Any repurchase right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

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(d)  Right of First Refusal.  In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions.  Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers.  Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g)  Release of Restrictions on Shares.  All rights and restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Delaware, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

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In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

COMPANY:	SFG Financial Corporation By: _________________________ Name: _______________________ Title: _______________________

OPTIONEE:	By: _________________________ (signature) Name: ________________________

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing INCENTIVE STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

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Appendix A

NOTICE OF EXERCISE

SFG Financial Corporation

Re:  Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2008 Incentive Stock Plan.

By: ________________________ (signature) Name: ________________________

Appendix A

EXHIBIT C

SFG FINANCIAL CORPORATION

STOCK AWARD AGREEMENT

This Stock Award Agreement ("Agreement") is made and entered into as of the date set forth below, by and between SFG Financial Corporation, a Delaware corporation (the "Company"), and the employee, director or consultant of the Company named in Section 1(b). ("Grantee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Stock Award Information.

(a)	Date of Option:	___________________
(b)	Optionee:	___________________
(c)	Number of Shares:	___________________
(d)	Exercise Price:	___________________

2. Acknowledgements.

(a)Grantee is a [employee/director/consultant] of the Company.

(b)  The Company has adopted a 2008 Incentive Stock Plan (the "Plan") under which the Company's common stock ("Stock") may be offered to directors, officers, employees and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3.  Shares; Value.  The Company hereby grants to Grantee, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the "Shares"), which Shares have a fair value per share ("Original Value") equal to the amount set forth in Section 1(d). For the purpose of this Agreement, the terms "Share" or "Shares" shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement and the Original Value thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4.  Investment Intent.  Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

(a)  Repurchase Right on Termination Other Than for Cause.  For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Grantee's employment [or service as a director/consultant] by the Company, voluntary or involuntary and without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)  Repurchase Right on Termination for Cause. In the event Grantee's employment [or service as a director/consultant] is terminated by the Company "for cause" (as defined below), then the Company shall have the right (but not an obligation) to purchase Shares of Grantee at a price equal to the Original Value. Such right of the Company to purchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [or service as a director/consultant] "for cause" means (i) as to employees or consultants, termination for cause as contemplated by Delaware state law and case law related thereto, or as defined in the Plan, this Agreement or in any employment [or consulting] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Delaware corporation law. In the event the Company elects to purchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)  Exercise of Repurchase Right.  Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d)  Right of First Refusal.  In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions.  Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers.  Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g)  Release of Restrictions on Shares.  All rights and restrictions under this Section 5 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

6.  Representations and Warranties of the Grantee.  This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a)  The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b)  The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c)  Grantee further represents that Grantee has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information,

(d)  Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN STOCK AWARD AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(e)  Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of grant, exceeds the price paid by Grantee, if any. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7.  Stand-off Agreement.  Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8.  Termination of Agreement.  This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9.  Agreement Subject to Plan; Applicable Law.  This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts therein.

10.  Miscellaneous.

(a)  Notices.  Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

(b)  Entire Agreement.  This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c)  Enforcement.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts located in Delaware, Delaware.  If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d)  Validity of Agreement.  The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

In Witness Whereof, the parties have executed this Agreement as of the date first above written.

COMPANY:	SFG Financial Corporation By: _________________________ Name: _______________________ Title: _______________________

GRANTEE:	By: ________________________ (signature) Name: _______________________

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Grantee hereby agrees to be bound by the provisions of the foregoing STOCK AWARD AGREEMENT

Grantee	Spouse of Grantee

EXHIBIT D

SFG FINANCIAL CORPORATION
RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement ("Agreement") is made and entered into as of the date set forth below, by and between SFG Financial Corporation, a Delaware corporation (the "Company"), and the employee, director or consultant of the Company named in Section 1(b). ("Grantee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Stock Purchase Information.

(a)	Date of Option:	___________________
(b)	Optionee:	___________________
(c)	Number of Shares:	___________________
(d)	Exercise Price:	___________________

2.  Acknowledgements.

(a)  Grantee is a [employee/director/consultant] of the Company.

(b)  The Company has adopted a 2008 Incentive Stock Plan (the "Plan") under which the Company's common stock ("Stock") may be offered to officers, employees, directors and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

(c)  The Grantee desires to purchase shares of the Company's common stock on the terms and conditions set forth herein.

3.  Purchase of Shares. The Company hereby agrees to sell and Grantee hereby agrees to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the "Shares"), at the price per Share set forth in Section 1(d) (the "Price"). For the purpose of this Agreement, the terms "Share" or "Shares" shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company.  The number of Shares covered by this Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4.  Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

(a)  Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Grantee's employment [or service as a director/consultant] by the Company, voluntary or involuntary and without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Grantee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Grantee's employment [or service as a director/consultant] is terminated by the Company "for cause" (as defined below), then the Company shall have the right (but not an obligation) to repurchase Shares of Grantee at a price equal to the Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [or service as a director/consultant] "for cause" means (i) as to employees and consultants, termination for cause as contemplated by Delaware state law and case law related thereto, or as defined in the Plan, this Agreement or in any employment [or consulting] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Delaware corporation law.  In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right.  Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Delaware corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d)  Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers. Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g)  Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate five (5) years following the date upon which the Company receives the full Price as set forth in Section 3, or when the Company's securities are publicly traded, whichever occurs earlier.

5.  Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a)  The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b)  The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c)  Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information;

(d)  Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(e)  Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of Grant, exceeds the price paid by Grantee. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7.  Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8.  Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9.  Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan.  This Grant shall be governed by the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts therein.

10.  Miscellaneous.

(a)  Notices.  Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

(b)  Entire Agreement.  This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c)  Enforcement.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware and subject to the exclusive jurisdiction of the courts located in Delaware, Delaware. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d)  Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

In Witness Whereof, the parties have executed this Agreement as of the date first above written.

COMPANY:	SFG Financial Corporation By: _________________________ Name: ______________________ Title: ______________________

GRANTEE:	By: _________________________ (signature) Name: _______________________